UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Eastman Kodak Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2021 ANNUAL MEETING AND PROXY STATEMENT

Date of Notice: April 9, 2021

EASTMAN KODAK COMPANY
343 STATE STREET
ROCHESTER, NEW YORK 14650

NOTICE OF 2021 ANNUAL MEETING

Dear Shareholder:

You are cordially invited to attend our Annual Meeting of Shareholders on Wednesday, May 19, 2021 at 1:00 p.m. Eastern Time. The Annual Meeting will be conducted as a virtual meeting of shareholders by means of a live webcast. We believe that hosting a virtual meeting enables greater shareholder attendance and participation from any location, especially in light of the public health and travel concerns shareholders may have as a result of the ongoing pandemic. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions prior to and during the meeting by visiting www.meetingcenter.io/219690489 and entering the 15-digit control number on your proxy card or Notice Regarding the Availability of Proxy Materials. The password for the meeting is KODK2021. For additional information regarding procedures for attending the Annual Meeting, see “What do I need to do to participate in the Annual Meeting?” in the accompanying Proxy Statement.

There is no physical location for the Annual Meeting this year and you will not be able to attend the Annual Meeting in person. If the situation regarding the pandemic changes in a way that impacts the Annual Meeting, we will announce any changes by press release and posting on our website, www.kodak.com, as well as by filing additional proxy materials with the Securities and Exchange Commission. If the Annual Meeting is a hybrid or in-person meeting, you may use your proxy card or Notice Regarding the Availability of Proxy Materials, along with proper form of identification, to physically attend the Annual Meeting. You will be asked to vote on Company proposals at the Annual Meeting.

Whether or not you will participate in the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone or by mailing a proxy card or voting instruction form. We encourage you to use the internet, as it is the most cost-effective way to vote. Even if you have voted by internet, telephone or proxy card, you may still vote electronically if you participate in the virtual meeting. We would like to take this opportunity to remind you that your vote is very important.

Sincerely,

James V. Continenza
Executive Chairman and Chief Executive Officer

NOTICE OF THE 2021 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (Annual Meeting) of Eastman Kodak Company will be held on Wednesday, May 19, 2021 at 1:00 p.m. Eastern Time. The Annual Meeting will be conducted as a virtual meeting of shareholders by means of a live webcast that can be accessed at www.meetingcenter.io/219690489. The password for the meeting is KODK2021. For additional information regarding procedures for attending the Annual Meeting, see “What do I need to do to participate in the Annual Meeting?” in the accompanying Proxy Statement. We are asking our shareholders to vote on the following proposals at the Annual Meeting:

1.	Election of the seven director nominees named in the Proxy Statement for a term of one year or until their successors are duly elected and qualified.
2.	Advisory vote to approve the compensation of our named executive officers.
3.	Approval of the First Amendment to the Amended and Restated 2013 Omnibus Incentive Plan.
4.	Ratification of the Audit and Finance Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm.
5.	Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

If you held your shares at the close of business on March 29, 2021, you are entitled to vote at the Annual Meeting.

We follow the Securities and Exchange Commission’s “e-proxy” rules that allow public companies to furnish proxy materials to their shareholders over the internet. These rules allow us to provide you with the information you need, while lowering the cost of delivery.

If you have any questions about the Annual Meeting, please contact: Shareholder Services, Eastman Kodak Company, 343 State Street, Rochester, NY 14650-0235, (585) 724-4053, e-mail: shareholderservices@kodak.com.

Due to the ongoing impact of the COVID-19 pandemic, we plan to hold the Annual Meeting by means of remote communications only. As of the date of this mailing, a state disaster emergency has been declared relating to the COVID-19 pandemic in the State of New Jersey and the requirement under New Jersey law that annual meetings be held at a physical location has been temporarily suspended. The declaration of a state disaster emergency and the related suspension of physical meetings are renewed on a monthly basis. In the event that the state disaster emergency and suspension are lifted prior to the date fixed for the Annual Meeting and it is no longer legally permissible for us to hold a completely virtual annual meeting under New Jersey law, we will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding a hybrid or solely in-person meeting. We will announce any alternative arrangements for the Annual Meeting by press release and posting on our website, www.kodak.com, as well as by filing additional proxy materials with the Securities and Exchange Commission. If the Annual Meeting is held in person or as a hybrid meeting, you may use your proxy card or Notice Regarding the Availability of Proxy Materials, along with proper form of identification, to physically attend the Annual Meeting. The proxy card or Notice Regarding the Availability of Proxy Materials will admit only the named shareholder(s).

By Order of the Board of Directors

Roger W. Byrd
General Counsel, Secretary and Senior Vice President
Eastman Kodak Company
April 9, 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 19, 2021. The Notice of 2021 Annual Meeting and Proxy Statement and 2020 Annual Report on Form 10-K are available at www.edocumentview.com/KODK.

PROXY STATEMENT

QUESTIONS & ANSWERS

Q.	Why am I receiving these proxy materials?
A.	Our Board of Directors (the Board) is providing these proxy materials to you on the internet, or has delivered printed versions to you by mail if requested, in connection with our 2021 Annual Meeting of Shareholders (the Annual Meeting), which will take place on Wednesday, May 19, 2021 at 1:00 p.m. Eastern Time. The Annual Meeting will be conducted as a virtual meeting of shareholders by means of a live webcast. By visiting www.meetingcenter.io/219690489, you will be able to attend the Annual Meeting online, vote your shares, and submit your questions prior to and during the meeting via the internet (provided that, if your shares are held in “street name” through a bank, broker or other holder of record, and you plan to vote at the Annual Meeting, you have contacted your bank, broker or agent to obtain a legal proxy to vote, provided the legal proxy to Computershare at legalproxy@computershare.com, received your control number and registered in advance to vote during the Annual Meeting). The password for the meeting is KODK2021. There will not be a physical meeting location and you will not be able to attend in person unless we hold a hybrid or in-person Annual Meeting as described below. As a shareholder, you are invited to attend the Annual Meeting online and are entitled and requested to vote on the proposals described in this Proxy Statement. We are making these proxy materials available to you on April 9, 2021.

Q.	Could emerging developments regarding the ongoing COVID-19 pandemic affect the Annual Meeting?
A.	Due to the ongoing impact of the COVID-19 pandemic, we plan to hold the Annual Meeting by means of remote communications only. As of the date of this mailing, a state disaster emergency has been declared relating to the COVID-19 pandemic in the State of New Jersey and the requirement under New Jersey law that annual meetings be held at a physical location has been temporarily suspended. The declaration of a state disaster emergency and the related suspension of physical meetings are renewed on a monthly basis. In the event that the state disaster emergency and suspension are lifted prior to the date fixed for the Annual Meeting and it is no longer legally permissible for us to hold a completely virtual annual meeting under New Jersey law, we will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding a hybrid or solely in-person meeting. We will announce any alternative arrangements for the Annual Meeting by press release and posting on our website, www.kodak.com, as well as by filing additional proxy materials with the Securities and Exchange Commission (the SEC). If the Annual Meeting is held in person or as a hybrid meeting, you may use your proxy card or Notice Regarding the Availability of Proxy Materials (the Notice of Internet Availability), along with proper form of identification, to physically attend the Annual Meeting. The proxy card or Notice of Internet Availability will admit only the named shareholder(s).

In the event that the logistics of our Annual Meeting are further impacted by developments related to or stemming from the COVID-19 pandemic, we will announce such information as promptly as practicable. Please monitor our website at www.kodak.com for updated information. As always, we encourage you to vote your shares prior to the Annual Meeting. Information included on, or that can be accessed through, our website, other than our Proxy Statement and proxy card, is not part of the proxy solicitation materials.

Q.	What is included in these proxy materials?
A.	These proxy materials include:
●Our 2020 Annual Report on Form 10-K; and ●Notice of the Annual Meeting and Proxy Statement.

If you received printed versions of the proxy materials by mail, these proxy materials also include a proxy card.

Q.	What am I voting on?
A.	The Board is soliciting your proxy in connection with the Annual Meeting to be held on Wednesday, May 19, 2021 at
1:00 p.m. Eastern Time, and any adjournment or postponement thereof. You are voting on the following proposals:
	1.	Election of the seven director nominees named in this Proxy Statement for a term of one year or until their successors are duly elected and qualified.
	2.	Advisory vote to approve the compensation of our named executive officers.
	3.	Approval of the First Amendment to the Amended and Restated 2013 Omnibus Incentive Plan.
	4.	Ratification of the Audit and Finance Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm.

The Board recommends you vote FOR each of the director nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

Q.	Will any other matters be voted on?
A.	We are not aware of any other matters that shareholders will be asked to vote on at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, the named proxies, James V. Continenza and Roger W. Byrd, will vote for you on such matter in their discretion. New Jersey law (under which the Company is incorporated) requires that you be given notice of all matters to be voted on, other than procedural matters such as adjournment of the Annual Meeting.

Q.	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
A.

We follow the SEC’s “e-proxy” rules that allow public companies to furnish proxy materials to shareholders over the internet. The “e-proxy” rules remove the requirement for public companies to automatically send shareholders a full, printed copy of proxy materials and allow them instead to deliver to their shareholders a “Notice of Internet Availability of Proxy Materials” and to provide online access to the documents. As a result, we mailed the Notice of Internet Availability to many of our shareholders on April 9, 2021.

The Notice of Internet Availability provides instructions on how to:

●View our proxy materials for the Annual Meeting on the internet and vote; and
●Request a printed copy of the proxy materials.

In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of mailing documents to you.

Q.	Why didn’t I receive a notice in the mail about the internet availability of the proxy materials?
A.

We are providing some of our shareholders, including those who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of the Notice of Internet Availability.

In addition, we are providing the Notice of Internet Availability by e-mail to those shareholders who have previously elected delivery of the proxy materials electronically. Those shareholders should have received an e-mail containing a link to the website where the proxy materials are available.

Q.	Where can I view the proxy materials on the internet?
A.

We are making this Proxy Statement and voting instructions available to shareholders on April 9, 2021, at www.edocumentview.com/KODK. We are also making our 2020 Annual Report on Form 10-K available at the same time and by the same method. The 2020 Annual Report on Form 10-K is not a part of the proxy solicitation material and is not incorporated herein by reference.

Q.	How can I receive a printed copy of the proxy materials?
A.

Shareholder of Record. You may request a printed copy of the proxy materials by any of the following methods:

●Telephone: within the U.S.A., U.S. territories and Canada, call toll-free at 1-866-641-4276; or outside of the U.S.A., U.S. territories and Canada, call collect at 1-781-575-3170;
●Internet at www.envisionreports.com/KODK; or
●E-mail at investorvote@computershare.com. Reference “Proxy Materials Eastman Kodak Company” in the subject line. In the message, include your full name and address, the number located in the shaded bar on the Notice of Internet Availability/proxy card, and state that you want to receive a paper copy of current and/or future meeting materials.

Beneficial Owner. You may request a printed copy of the proxy materials by following the instructions provided to you by your broker, trustee or nominee.

Q.	What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A.	Most of our shareholders hold their shares through a broker or other nominee (beneficial owner) rather than directly in their own name (shareholder of record). As summarized below, there are some distinctions between shareholders of record and beneficial owners.

Shareholder of Record. If your shares are registered in your name with our transfer agent, Computershare, you are considered the shareholder of record of these shares, and we are making these proxy materials available directly to you. As a shareholder of record, you have the right to give your voting proxy to our management or a third party, or to vote electronically via the internet at the Annual Meeting.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and your broker, trustee or nominee is making these proxy materials available to you together with a voting instruction form. As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. You are also invited to participate in the Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee on how to vote your shares. Since a beneficial owner is not the shareholder of record, you may not vote these shares electronically at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares electronically at the Annual Meeting and submitting proof of your legal proxy reflecting the number of shares you held as of the record date along with your name to Computershare following the instructions below. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time, on May 17, 2021. You will then receive a confirmation of your registration, with a control number, by e-mail. In order to vote your shares, you must either: 1) obtain a legal proxy that gives you the right to vote the shares electronically via the internet at the Annual Meeting; or 2) provide voting instructions to your broker.

Q.	How do I vote?
A.

Shareholder of Record. If you are a shareholder of record, there are four ways to vote:

●By internet at www.envisionreports.com/KODK. We encourage you to vote this way.
●By touch tone telephone: within the U.S.A., U.S. territories and Canada, call toll-free at 1-800-652-VOTE (8683); or outside the U.S.A., U.S. territories and Canada, call collect at 1-781-575-2300.
●By completing and mailing your proxy card (if you requested and received a printed copy of the proxy materials).
●By using electronic voting options included as part of the live webcast during the Annual Meeting. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

Beneficial Owner. If you are a beneficial owner, please follow the voting instructions sent to you by your broker, trustee or nominee.

Whether you are a shareholder of record or a beneficial owner, your shares will be voted as you indicate.

Q.	What happens if I do not give specific voting instructions?
A.

Shareholder of Record. If you are a shareholder of record and you:

●Indicate when voting on the internet or by telephone that you wish to vote as recommended by our Board; or
●Sign and return a proxy card without giving specific voting instructions,

then the named proxies, James V. Continenza and Roger W. Byrd, will vote your shares in the manner recommended by our Board (i.e., FOR each of the director nominees named in Proposal 1 and FOR Proposals 2, 3 and 4) and in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owner. If you do not provide your broker, trustee or nominee with specific voting instructions, or if you do not obtain a legal proxy that gives you the right to vote the shares electronically via the internet at the Annual Meeting, your shares will not be voted or counted with respect to Proposals 1, 2 and 3, which are non-routine proposals. Your broker, trustee or nominee has discretionary authority to vote your uninstructed shares with respect to Proposal 4, which is a routine proposal. Uninstructed shares with respect to non-routine proposals (Proposals 1, 2 and 3) as to which your broker does not have discretionary authority are known as “broker non-votes.”

Q.	Who can vote?
A.

You must be a shareholder of record or a beneficial owner as of the close of business on March 29, 2021, the record date for the Annual Meeting, to be eligible to vote at the Annual Meeting. Each share of common stock is entitled to one vote. Holders of 5.0% Series C Convertible Preferred Stock (Series C preferred stock) are entitled to vote upon all matters upon which holders of common stock have the right to vote, and are entitled to the number of votes equal to the number of full shares of common stock into which such shares of Series C preferred stock could be converted at the then applicable conversion rate at the record date. Such votes will be counted together with shares of common stock and not separately as a class. As of the record date, each share of Series C preferred stock is convertible into 10 shares of common stock.

Q.	How can I change my vote or revoke my proxy?
A.

Shareholder of Record. If you are a shareholder of record, you can change your vote or revoke your proxy before the polls close at the Annual Meeting by:

●Entering a new vote by internet or telephone (only your latest internet or telephone vote will be counted);
●Returning a later-dated proxy card; or
●Sending a written notification to Roger W. Byrd, Secretary, at our principal executive office.

Attending the meeting without voting during the meeting will not, by itself, revoke a previously submitted proxy unless you specifically request your prior proxy be revoked.

Beneficial Owner. If you are a beneficial owner, please follow the voting instructions provided by your broker, trustee or nominee.

Q.	What vote is required to approve each proposal?
A.	The following table describes the voting requirements for each proposal:

Proposal 1 - Election of Directors

As set forth in our By-laws, the Board has adopted a majority voting standard for uncontested director elections. Because the number of nominees properly nominated for the Annual Meeting is the same as the number of directors to be elected at the Annual Meeting, the 2021 election of directors is an uncontested election.

To be elected in an uncontested election, a director nominee must be elected by a majority of the votes cast with respect to that director nominee. A majority of the votes cast means that the number of votes cast FOR a nominee’s election must exceed the number of votes cast AGAINST the nominee’s election. Each nominee receiving more votes FOR his or her election than votes AGAINST his or her election will be elected.

Proposal 2 - Advisory Vote to Approve the Compensation of our Named Executive Officers

To be approved, this proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting by holders entitled to vote thereon. However, because this is an advisory vote, the results of the vote are not binding on the Board or our Compensation, Nominating and Governance Committee who value the opinions expressed by our shareholders in their votes on this proposal. The outcome of the vote will be taken under advisement by the Board and the Compensation, Nominating and Governance Committee in future consideration and development of our compensation practices.

Proposal 3 - Approval of the First Amendment to the Amended and Restated 2013 Omnibus Incentive Plan	To be approved, this proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting by holders entitled to vote thereon.
Proposal 4 - Ratification of the Audit and Finance Committee’s Selection of Ernst & Young LLP as our Independent Registered Public Accounting Firm	To be approved, this proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting by holders entitled to vote thereon.

Q.	How are votes counted?
A.

For Proposal 1, you may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each of the nominees. In tabulating the voting results for the election of directors, only “FOR” and “AGAINST” votes are counted. If you elect to abstain in the election of directors, the abstention will not impact the outcome of the election. Broker non-votes are not counted and will not impact the outcome of the vote.

You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to Proposals 2, 3 and 4. In tabulating the voting results for these proposals, “FOR” and “AGAINST” votes are counted. For Proposals 2 and 4, abstentions are not counted and will not impact the outcome of the vote. For Proposal 3, under NYSE rules, abstentions are treated as votes that are cast against the proposal. With respect to Proposals 2 and 3, broker non-votes are not counted and will not impact the outcome of the vote. A broker will have discretionary authority to vote on Proposal 4 relating to the ratification of the selection of our independent registered public accounting firm. Since brokers have authority to vote on behalf of beneficial owners with respect to Proposal 4, there will be no broker non-votes for this proposal.

Q.	Who will count the vote?
A.	Computershare will count the votes. A representative from Computershare will serve as the inspector of election.

Q.	Who can attend the virtual Annual Meeting?
A.

If you held your shares as of the close of business on March 29, 2021, the record date for the Annual Meeting, you may attend the virtual Annual Meeting and electronically vote on the proposals for consideration at the Annual Meeting.

Q.	What do I need to do to participate in the Annual Meeting?
A.

The Annual Meeting will be conducted as a virtual meeting of shareholders by means of a live webcast. We aim to provide shareholders the same rights and comparable opportunities for participation that have been historically provided at our in-person annual meetings.

You are entitled to participate in the Annual Meeting only if you were a shareholder of the Company as of the close of business on the record date or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held this year, and you will not be able to attend the Annual Meeting in person unless we hold a hybrid or in-person Annual Meeting as described above under “Could emerging developments regarding the ongoing COVID-19 pandemic affect the Annual Meeting.”

Shareholders will be able to attend the Annual Meeting online and submit questions during the meeting by visiting www.meetingcenter.io/219690489. You also will be able to vote your shares online by attending the Annual Meeting by webcast. To participate in the Annual Meeting, you will need to review the information included on your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials. You will need to enter the 15-digit control number on your proxy card or Notice of Internet Availability. The password for the meeting is KODK2021.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online Annual Meeting will begin promptly at 1:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check-in process. Please follow the registration instructions as outlined in this Proxy Statement.

Q.	How do I register to participate in the Annual Meeting?
A.

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the internet. Please follow the instructions on the Notice of Internet Availability or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Kodak holdings along with your name and e-mail address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 17, 2021.

You will receive a confirmation of your registration by e-mail after Computershare receives your registration materials.

Requests for registration should be directed to the following:

By e-mail:

Forward the e-mail from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By mail:

Computershare
Eastman Kodak Company Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Q.	How can I ask questions during the Annual Meeting?
A.

Shareholders participating in the Annual Meeting may, after entering the 15-digit control number on your proxy card or Notice of Internet Availability, submit questions during the Annual Meeting. After the business portion of the Annual Meeting concludes and the Annual Meeting is adjourned, we will answer questions submitted during the Annual Meeting that are pertinent to the Company and that comply with the meeting rules of conduct, as time permits.

Q.	What is the quorum requirement of the Annual Meeting?
A.

The holders of shares entitled to cast a majority of the votes on March 29, 2021 will constitute a quorum for voting at the Annual Meeting. If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum. On March 29, 2021, there were 78,503,476 shares of our common stock outstanding and 750,000 shares of our Series C preferred stock outstanding. As of the record date, each share of Series C preferred stock is convertible into 10 shares of common stock and holders are entitled to the number of votes equal to the number of full shares of common stock into which such shares of Series C preferred stock could be converted. Accordingly, holders entitled to cast 43,001,739 votes will constitute a quorum for the Annual Meeting.

Q.	Where can I find the voting results of the Annual Meeting?
A.

We intend to announce preliminary voting results at the Annual Meeting and disclose final results in a Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final results are not available at such time, the Form 8-K will disclose preliminary results, to be followed with an amended Form 8-K when final results are available.

Q.	Can I nominate someone to the Board?
A.

Our By-laws provide that any shareholder can nominate a person for election to the Board so long as the shareholder follows the procedure outlined in our By-laws as summarized below. This is the procedure to be followed for direct nominations, as opposed to recommendations of nominees for consideration by our Compensation, Nominating and Governance Committee. The complete description of the procedure for shareholder nominations of director candidates is contained in our By-laws. You can request a copy of the full text of this By-law provision by writing to our Secretary at our principal executive offices. Our By-laws can also be accessed at http://investor.kodak.com/supporting.cfm.

For purposes of summarizing this procedure, we have assumed: 1) the date of the upcoming annual meeting is within 30 days of the anniversary of the annual meeting for the previous year and 2) if the size of the Board is to be increased, that both the name of the director nominee and the size of the increased Board are publicly disclosed at least 100 days prior to the first anniversary of the previous year’s annual meeting. Based on these assumptions, a shareholder desiring to nominate one or more candidates for election at the next annual meeting must deliver written notice of such nomination to our Secretary, at our principal executive office, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, for our 2022 Annual Meeting of Shareholders (the 2022 Annual Meeting), notice of nomination must be delivered to our Secretary no earlier than January 19, 2022 and no later than February 18, 2022.

The written notice to our Secretary must contain the following information with respect to each nominee: 1) the proposing shareholder’s name and address; 2) the number of shares owned of record and beneficially by the proposing shareholder; 3) the name of the person to be nominated; 4) the number of shares owned of record and beneficially by the nominee; 5) a description of all relationships, arrangements and understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder; 6) such other information regarding the nominee as would have been required to be included in the proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board, such as the nominee’s name, age and business experience; and 7) the nominee’s signed consent to serve as a director if so elected.

Persons nominated in accordance with this procedure will be eligible for election as directors at the 2022 Annual Meeting.

Q.	What is the deadline to propose actions for consideration at the 2022 Annual Meeting?
A.

For a shareholder proposal to be considered for inclusion in our proxy statement for the 2022 Annual Meeting, the Secretary must receive the written proposal at our principal executive office no later than the close of business on December 10, 2021. Proposals received after this date will be considered untimely. Proposals must comply with SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (Exchange Act), regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Secretary
Eastman Kodak Company
343 State Street
Rochester, NY 14650-0224

For a shareholder proposal that is not intended to be included in our proxy statement under Rule 14a-8, the shareholder must provide the information required by our By-laws and give timely notice to the Secretary in accordance with our By-laws, which, in general, require that the notice be received by the Secretary:

●No earlier than the close of business on January 19, 2022; and
●No later than the close of business on February 18, 2022.

If the date of the shareholder meeting is moved more than 30 days before or 30 days after the anniversary of the 2021 Annual Meeting, then notice of a shareholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the anniversary of the 2021 Annual Meeting and no later than the close of business on the later of the following two dates:

●90 days prior to the meeting; and

●10 days after public announcement of the meeting date.

You may contact our Secretary at our principal executive office for a copy of the relevant By-law provisions regarding the requirements for shareholder proposals. Our By-laws can also be accessed at http://investor.kodak.com/supporting.cfm.

Q.	Who will pay the cost of this proxy solicitation?
A.	We will bear all costs related to this proxy solicitation. We will reimburse brokerage houses and other custodians, nominees, trustees and fiduciaries representing beneficial owners of shares for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to such beneficial owners. Our directors, officers and employees may also solicit proxies and voting instructions in person, by telephone or by other means of communication. These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with these solicitations.

Q.	What other information about us is available?
A.

The following information is available on our website at http://investor.kodak.com/supporting.cfm:

●Corporate Responsibility Principles
●Corporate Governance Guidelines
●Business Conduct Guide
●Eastman Kodak Company By-laws
●Charters of the Board’s Committees (Audit and Finance Committee and Compensation, Nominating and Governance Committee)
●Directors’ Code of Conduct
●Board of Directors Policy on Recoupment of Executive Bonuses in the Event of Certain Restatements
●Majority Vote Policy
●Anti-Hedging and Pledging Policy
●Related Party Transactions Policy and Procedures
●Corporate Political Contributions and Expenditures Policy
●Health, Safety and Environment Sustainability Reports are available on our website at https://www.kodak.com/en/company/page/sustainability

Our 2020 Annual Report on Form 10-K is available on our website at http://investor.kodak.com/financials.cfm.

You may request printed copies of any of these documents by contacting:

Shareholder Services
Eastman Kodak Company
343 State Street
Rochester, NY 14650-0235
(585) 724-4053

E-mail: shareholderservices@kodak.com

The address of our principal executive office is:

Eastman Kodak Company
343 State Street
Rochester, NY 14650

HOUSEHOLDING OF DISCLOSURE DOCUMENTS

We are sending a Notice of Internet Availability or set of proxy materials to each shareholder of record. This year, we have elected not to take advantage of the SEC’s householding rules that allow us to deliver a single set of the Notice of Internet Availability or proxy materials to shareholders of record who share the same address. If you are a beneficial owner, your broker or other nominee may continue to send a single set of the Notice of Internet Availability or proxy materials to your household. Please contact your broker or other nominee if you wish to adjust your preferences regarding the delivery of the Notice of Internet Availability or proxy materials.

PRINTED COPY OF 2020 ANNUAL REPORT ON FORM 10-K

We will provide you, without charge, upon request, a printed copy of our 2020 Annual Report on Form 10-K. To receive a printed copy of the 2020 Annual Report on Form 10-K, please contact:

Shareholder Services
Eastman Kodak Company
343 State Street
Rochester, NY 14650-0235
(585) 724-4053

E-mail: shareholderservices@kodak.com

PROPOSAL 1

PROPOSAL 1 - ELECTION OF DIRECTORS

Our By-laws require us to have at least five but no more than 13 directors. The number of directors, which is set by the Board, is currently seven. Mr. Continenza, our Executive Chairman and Chief Executive Officer, is the only director who is an employee of the Company.

The following three directors are standing for re-election, having been elected at the 2020 annual meeting, and have been recommended for nomination by the Compensation, Nominating and Governance Committee: James V. Continenza, Philippe D. Katz, and Jason New. In addition, upon the recommendation of the Compensation, Nominating and Governance Committee, the Board has nominated Darren L. Richman, who was appointed to the Board effective April 1, 2021, B. Thomas Golisano, Kathleen B. Lynch and Michael E. Sileck, Jr. as directors. All nominees have consented to serve if elected.

Mr. Richman was appointed to the Board effective April 1, 2021 and is a designee of Kennedy Lewis Investment Management LLC (KLIM). In connection with debt financing we obtained from Kennedy Lewis Capital Partners Master Fund LP (KLIM Fund I) and Kennedy Lewis Capital Partners Master Fund II LP (KLIM Fund II and, collectively with KLIM Fund I, the KLIM Funds) pursuant to the Credit Agreement among the Company, the KLIM Funds, as lenders, and Alter Domus (US) LLC, as administrative agent (the Term Loan Credit Agreement), we agreed to appoint an individual designated by KLIM as a Board member at or prior to the Annual Meeting. KLIM will have the right to nominate one director at each subsequent shareholder meeting until the earlier to occur of (i) February 26, 2024 or (ii) KLIM affiliated funds ceasing to hold at least 50% of the original principal amount of the term loans and commitments under the Term Loan Credit Agreement. Until KLIM ceases to hold at least 50% of the original principal amount of the term loans and commitments under the Term Loan Credit Agreement, at any time that KLIM’s designated director is not serving on the Board, KLIM will have the right to designate a non-voting observer to the Board.

Mr. Golisano is a nominee designated in connection with the Series C Preferred Stock Purchase Agreement (the Series C Purchase Agreement) dated as of February 26, 2021, between the Company and GO EK Ventures IV, LLC (GO EK Ventures), whereby GO EK Ventures has the contractual right to nominate one director to the Board. This nomination right expires on February 26, 2024. Following February 26, 2024, if dividends on the Series C preferred stock are in arrears for six or more consecutive or non-consecutive dividend periods, GO EK Ventures will be entitled to nominate one director at the next annual shareholder meeting and all subsequent shareholder meetings until all accumulated dividends on such Series C preferred stock have been paid in full in the form of additional shares of Series C preferred stock or the liquidation preference has been increased by the amount of any unpaid dividends, at which time any such director serving on the Board shall resign. The foregoing nomination rights will automatically terminate upon GO EK Ventures ceasing to directly or indirectly hold at least a majority of the shares of the Series C preferred stock purchased or the common stock received upon the conversion of such shares. Such nomination rights are exclusive to GO EK Ventures and do not transfer with the Series C preferred stock.

If elected, all of the nominees for director will serve a one year term or until their successors are duly elected and qualified. Information about the director nominees is provided in the section entitled “Board of Directors and Corporate Governance” in this Proxy Statement. If a nominee is unable to stand for election, the Board may reduce the number of directors or choose a substitute. If the Board chooses a substitute, the shares represented by proxies will be voted for the substitute. If a director retires, resigns, dies or is unable to serve for any reason, the Board may reduce the number of directors or elect a new director to fill the vacancy.

Director nominees are elected by a majority of votes cast. Each director nominee who receives more “FOR” than “AGAINST” votes cast for his election will be elected. If a director nominee receives a greater number of votes “AGAINST” his election than votes “FOR” such election, the Board will decide whether to accept the irrevocable letter of resignation the nominee submitted as a condition of being nominated to the Board in accordance with our Majority Vote Policy.

The Board of Directors recommends a vote FOR the election of each of the director nominees.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

DIRECTOR NOMINEES

The Compensation, Nominating and Governance Committee and the Board seek to ensure that the Board is composed of members who bring an appropriate mix of skills and experience across a variety of disciplines, including strategic planning, organizational management, technology, corporate finance, mergers and acquisitions, marketing, digital technologies, public policy, economics, executive compensation, risk management, international operations, corporate governance and internal controls, each of which is an important area of responsibility for the Board and its committees.

The Board and the Compensation, Nominating and Governance Committee believe that each of the director nominees possesses important experience and skills that provide the Board with an optimal balance of leadership, competencies and qualifications in areas that are important to our company. Each of our director nominees has high ethical standards, acts with integrity and exercises careful, mature judgment. Each is committed to employing his or her skills and abilities to aid the long-term interests of our shareholders.

In addition to the biographical information in each director nominee’s profile below, the Board and the Compensation, Nominating and Governance Committee considered the listed Key Experience, Skills and other Qualifications in its evaluation and determination to nominate each director for election or re-election.

JAMES V. CONTINENZA	Director since April 2013, Chairman since September 2013, Executive Chairman since February 2019, and Chief Executive Officer since July 2020

James V. Continenza, 58, leads the transformation of Kodak as Executive Chairman and Chief Executive Officer. He was appointed by the Board as Executive Chairman on February 20, 2019 and as Chief Executive Officer on July 27, 2020. Mr. Continenza joined the Board of Kodak in April 2013 and became Chairman of the Board in September 2013. Mr. Continenza brings a proven track record of guiding leading technology companies through transformations. Since September 2012, Mr. Continenza has served as the Chairman and Chief Executive Officer of Vivial, Inc., a privately-held marketing technology and communications company. He has also held leadership roles at STi Prepaid, LLC, a telecommunications company; Anchor Glass Container Corp., a leading manufacturer of glass containers; Teligent, Inc., a provider of communications services including voice, data, and internet access; Lucent Technologies Product Finance, a global leader in telecom equipment; and AT&T Inc.

In addition to his management experience, Mr. Continenza currently serves on the board of directors of Cenveo Corporation, an industry leader in transformative publishing solutions. He has also served on the boards of directors of Datasite LLC (formerly known as Merrill Corp.), NII Holdings, Inc., Tembec, Inc. and Neff Corporation. He also serves or has served on the boards of a number of private companies.

Key Experience, Skills and other Qualifications:

Mr. Continenza has extensive experience in the management and governance of a wide range of companies, including technology companies, with a particular focus on companies that have undergone significant corporate restructuring. He brings to the Board valuable expertise in technology, marketing, operations, strategic planning, mergers and acquisitions, and executive compensation. In addition, Mr. Continenza brings corporate governance and risk management expertise to the Board through his past and current executive positions and service as a board member of diverse companies.

B. THOMAS GOLISANO	2021 director nominee

B. Thomas Golisano, 79, founded Paychex, Inc. in 1971 and serves as its Chairman of the Board. He served as President and Chief Executive Officer of Paychex, Inc. until October 2004. Mr. Golisano also serves on the boards of Cognivue, Inc., Greenlight Networks, Inc. and Twinlab Consolidated Holdings, Inc. Mr. Golisano serves, and has served, as a director of numerous other non-profit organizations and private companies. He is founder and member of the board of trustees of the B. Thomas Golisano Foundation.

Key Experience, Skills and other Qualifications:

Mr. Golisano brings to the Board substantial executive leadership experience, including as the founder and chair of a large public company.

PHILIPPE D. KATZ	Director since February 2019

Philippe D. Katz, 59, has been a partner of the private investment firm United Equities Commodities Company since February 1995. Mr. Katz has been a director and officer of Momar Corp., a private investment firm, since May 2010, a partner of Marneu Holding Company, a privately held investment company, since February 2007, and a director and officer of 111 John Realty

Corp., a property management company, since December 1995. In addition, Mr. Katz is a managing member of K.F. Investors LLC, a privately held investment company, a position he has held since March 2007. Mr. Katz has served on the board of directors of Berkshire Bancorp, Inc. since June 2013. Mr. Katz served as an observer to our Board from September 2013 to February 2019.

Key Experience, Skills and other Qualifications:

Mr. Katz has extensive experience in investing, finance and corporate strategy. Mr. Katz brings to the Board knowledge of capital markets, risk management and corporate finance, all of which are considered important to our business.

KATHLEEN B. LYNCH	2021 director nominee

Kathleen B. Lynch, 55, served as the Chief Operating Officer and Group Managing Director of UBS Wealth Management Americas and UBS Americas Holding LLC, an intermediate holding company for the U.S. based subsidiaries of UBS Group AG, a global wealth manager and financial services firm, from February 2013 until May 2018. Prior to that she served twenty-five years at Merrill Lynch/Bank of America in a variety of leadership positions in global markets and investment banking and global research. Ms. Lynch has served on the board of directors of UBS Americas Holding LLC since July 2016. She also serves on the board of directors of Depository Trust & Clearing Corporation (DTCC), the premier post-trade market infrastructure for the world’s financial markets, a position she has held since 2017. For UBS, Ms. Lynch also served as a member of multiple subsidiary boards and committees, including Chairperson of the UBS U.S. Service Company and board member of the Wealth Management Broker Dealer.

Key Experience, Skills and other Qualifications:

In addition to governance and board service as a skill set, Ms. Lynch brings to the Board extensive skills, leadership and deep expertise in strategy execution and development, risk and talent management and regulatory matters. Her leadership experience is across a diverse set of businesses including wealth management, operations, technology and global markets. She has held global, regional, and business responsibilities throughout her career, overseeing major transformation initiatives, business integration efforts and implementation of digital strategy and platforms. She brings a strong focus on the full spectrum of all risk types in crisis management.

JASON NEW	Director since September 2013

Jason New, 52, is the Co-CEO of Onex Credit, the credit investing arm of Onex Corporation (Onex). Mr. New joined Onex in April 2020. Prior to joining Onex, Mr. New was the Senior Managing Director of The Blackstone Group L.P., a global investment and advisory firm, and the Head of Special Situation Investing for GSO Capital Partners LP (GSO), a credit-oriented alternative asset manager, having served in such positions from 2005 until December 2019. Mr. New joined The Blackstone Group L.P. in 2008 in connection with its acquisition of GSO. Before joining GSO in 2005, Mr. New was a senior member of Credit Suisse's distressed finance group. Mr. New joined Credit Suisse in 2000 when it acquired Donaldson, Lufkin & Jenrette (DLJ), where he was a member of DLJ's restructuring group. Prior to joining DLJ in 1999, he was an associate with the law firm Sidley Austin LLP, where he practiced in the firm's corporate reorganization group.

Mr. New served on the board of directors of MPM Holdings Inc. from October 2014 to August 2016. Mr. New also served on the boards of directors of Cheniere Energy, Inc. from August 2008 to December 2010 and Global Aviation Holdings Inc. from September 2009 to January 2012.

Key Experience, Skills and other Qualifications:

Mr. New has significant expertise in investment strategies and opportunities, with a particular focus on companies that have experienced distressed economic conditions or are in various stages of restructuring. He brings to the Board skills in developing creative financial solutions and strategies, which are critical to our ability to sustain growth and profitability as a technology company in a competitive environment. Mr. New is highly experienced in complex financial and investment transactions. He also has a legal background, which is useful in the governance and risk management issues facing our company.

DARREN L. RICHMAN	Director since April 2021

Darren L. Richman, 49, is the Co-Founder and a Managing Member of KLIM, an investment adviser, having served in that position since November 2017. Since November 2017, Mr. Richman has also been a Managing Member of each of the KLIM Funds, investment funds. Mr. Richman was a Senior Managing Director with Blackstone from 2006 to 2016 where he focused on special situation and opportunistic investments, and he sat on the Investment Committee for GSO Capital Partner’s opportunistic credit funds and special situation funds. Before joining GSO Capital Partners, Mr. Richman worked at DiMaio Ahmad Capital, where he was a Founding Member and the Co-Head of its Investment Research Team, from 2003 to 2006. Prior to joining DiMaio Ahmad, Mr. Richman was a Vice President and Senior Special Situations Analyst at Goldman Sachs, from 1999 to 2003. Mr. Richman began his career with Deloitte & Touche, ultimately serving as a Manager in the firm’s Mergers and Acquisitions

Services Group, from 1994 to 1999. He was formerly a Certified Public Accountant and a Member of the American Institute of Certified Public Accountants. Mr. Richman currently serves on the board of directors of Vemo Education, Inc., F45 Training Holdings Inc. and Outward Bound USA and previously sat on the board of directors of Sorenson Communications, Seneca Mortgage and Warrior Coal. He is a member of the Economic Club of New York and formerly served on its strategic planning committee.

Key Experience, Skills and other Qualifications:

Mr. Richman brings to the Board valuable financial and special situation experience. His knowledge, expertise and experience, especially with respect to special situation and opportunistic investments, are attributes the Board considers valuable.

MICHAEL E. SILECK, JR.	2021 director nominee

Michael E. Sileck, Jr., 60, has served as the President since March 2020 and is an owner of SeaAgri Solutions, a global manufacturer and distributor of proprietary ocean minerals for the agricultural and human consumption markets. Mr. Sileck was the Chief Operating Officer and Chief Financial Officer of World Wrestling Entertainment from June 2005 to December 2008 and previously served as the Chief Financial Officer of Monster Worldwide from March 2002 to March 2005 and Interactive Corp from September 1999 to February 2002. Mr. Sileck has served on the boards of directors of numerous public and private companies.

Key Experience, Skills and other Qualifications:

Mr. Sileck brings to the Board expertise in value creation, strategic transformation, and financial and operational leadership. Mr. Sileck is an operationally oriented executive with extensive C-suite experience within large public and smaller private companies. Mr. Sileck brings to the Board over 20 years of financial and operational leadership experience.

DIRECTOR AND NOMINEE INDEPENDENCE

The Board has determined that each of the following nominees and directors, including those that served during our last fiscal year, has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) and is, or was during the period of their service during 2020, independent under our Director Independence Standards and the independence standards of the New York Stock Exchange (NYSE): Richard Todd Bradley, Jeffrey D. Engelberg, B. Thomas Golisano, George Karfunkel, Philippe D. Katz, Kathleen B. Lynch, Jason New, William G. Parrett, Darren L. Richman, and Michael E. Sileck, Jr. As our employee, James V. Continenza, our Executive Chairman and Chief Executive Officer, is not independent. In determining the independence of the non-management directors, the Board considered Mr. Karfunkel’s shareholdings and the affiliations of Messrs. Bradley, Engelberg, Golisano, Katz, Lynch, New and Richman, as affiliates of entities that hold or held an equity interest in our company (discussed under Certain Relationships and Related Transactions), and determined that such shareholdings and affiliations did not affect the independence of these directors and nominees.

The Board has adopted Director Independence Standards for use in determining whether a director is independent. The Director Independence Standards are consistent with NYSE independence standards. The Board also uses the NYSE independence standards in determining whether members of specific committees are independent. The Director Independence Standards are part of our Corporate Governance Guidelines, which are posted on our website at http://investor.kodak.com/supporting.cfm.

BOARD LEADERSHIP STRUCTURE

The Board recognizes that one of its key responsibilities is to determine the most appropriate leadership structure for our company and to provide independent oversight of management. James V. Continenza serves as our Executive Chairman and Chief Executive Officer. The Board believes that it is appropriate to have the same person perform the roles of Chairman and Chief Executive Officer in order to best oversee our company and management and provide a unified structure ensuring strong and consistent leadership. The Company does not have a lead independent director. Instead, in accordance with NYSE listing standards and our Corporate Governance Guidelines, our independent directors are required to meet in executive session without management and, at each such session, an independent director chosen by the independent directors will preside at such executive session.

COMMITTEES OF THE BOARD

The Board has two standing committees including an Audit and Finance Committee, and, since May 2020 when the former Corporate Governance and Nominating Committee was combined with the former Executive Compensation Committee, the Compensation, Nominating and Governance Committee. We describe below the composition and functions of each of our standing committees.

Board Committee Membership

Director Name	Audit and Finance Committee	Compensation, Nominating and Governance Committee (1)
Richard Todd Bradley (2)	Former Member	Former Member
Jeffrey D. Engelberg	Member	Member
George Karfunkel	Member
Philippe D. Katz		Chair
Jason New		Member
William G. Parrett	Chair
Total Meetings in 2020	8	5

(1)

On May 20, 2020, the Executive Compensation Committee and Corporate Governance and Nominating Committee were combined into one committee. The former Corporate Governance and Nominating Committee consisted of Messrs. Bradley, Katz and New (Chair) and held two meetings during 2020 prior to May 20, 2020. The former Executive Compensation Committee consisted of Messrs. Bradley, Katz (Chair) and New and held one meeting during 2020 prior to May 20, 2020.

(2)	Mr. Bradley served as a director until December 24, 2020.

Audit and Finance Committee

The current members of the Audit and Finance Committee are Messrs. Engelberg, Karfunkel, and Parrett (Chair). The Audit and Finance Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board has determined that all members of the Audit and Finance Committee are independent and financially literate under NYSE listing standards. The Board has also determined that Mr. Parrett possesses the qualifications of an “audit committee financial expert,” as defined by SEC rules.

The Audit and Finance Committee assists the Board in overseeing and making recommendations to the Board on such matters as: the integrity of our financial statements; our compliance with legal and regulatory requirements; our independent registered public accounting firm’s selection, compensation, retention, performance and evaluation, including assessing the firm’s qualifications and independence; our systems of disclosure controls and procedures and internal controls over financial reporting; and the performance of our internal audit function. The Audit and Finance Committee charter is posted on our website at http://investor.kodak.com/supporting.cfm.

Compensation, Nominating and Governance Committee

The current members of the Compensation, Nominating and Governance Committee are Messrs. Engelberg, Katz (Chair) and New, each of whom the Board has determined is independent under NYSE listing standards. The Compensation, Nominating and Governance Committee is responsible for the dual roles of overseeing (a) our corporate governance matters and the nomination of director candidates to the board of directors and (b) our compensation program and responsibilities. The Compensation, Nominating and Governance Committee charter is posted on our website at http://investor.kodak.com/supporting.cfm.

With respect to its compensation functions, the Compensation, Nominating and Governance Committee assists the Board in fulfilling its responsibilities in connection with the compensation of our Chief Executive Officer and Section 16 Executive Officers, including our named executive officers. The Compensation, Nominating and Governance Committee also reviews and makes recommendations to the Board from time to time regarding compensation of directors, among other responsibilities. With respect to its governance and nominating functions, some of the primary duties of the Compensation, Nominating and Governance Committee are to oversee our corporate governance structure, which includes the development of our Corporate Governance Guidelines, recommend individuals to the Board for nomination as members of the Board and its committees, determine director independence, lead the Board in its periodic review of Board performance and review “Interested Transactions” in accordance with our Related Party Transactions Policy and Procedures.

In accordance with its charter, the Compensation, Nominating and Governance Committee may delegate authority to one or more subcommittees or management as it deems fit. The Compensation, Nominating and Governance Committee has delegated limited authority to our Chief Human Resources Officer to assist in the administration of executive compensation and equity-based compensation plans. Except as a plan may otherwise provide, the Compensation, Nominating and Governance Committee has authorized the Chief Human Resources Officer to amend any executive compensation or equity-based compensation plan in which our named executive officers participate, other than to materially increase the benefits accruing to a participant under the plan, increase the number of shares available for issuance under the plan or substantially modify the requirements as to eligibility for participation under the plans. In addition, the Chief Human Resources Officer is authorized to amend any award agreement and related documents under the plans, other than to increase the benefits accruing to a participant.

CORPORATE GOVERNANCE OVERVIEW

Ethical business conduct and good corporate governance are well-established practices at Kodak. We practice good corporate governance and believe it to be a prerequisite to delivering sustained, long-term value to our shareholders. We monitor developments in the area of corporate governance to maintain and implement sound practices. Strong corporate governance is an important goal of our Board.

Our Corporate Governance Guidelines reflect the principles by which our Board operates. From time to time, the Board reviews and revises our Corporate Governance Guidelines in response to regulatory requirements and evolving market practices. Our Corporate Governance Guidelines are posted on our website at http://investor.kodak.com/supporting.cfm.

BUSINESS CONDUCT GUIDE AND DIRECTORS’ CODE OF CONDUCT

Our reputation and our brand have been built by more than a century of ethical business conduct. All of our employees, including the Executive Chairman and Chief Executive Officer, the Chief Financial Officer, the Controller, all other senior financial officers and all other Section 16 Executive Officers, as defined under Section 16 of the Exchange Act (a Section 16 Executive Officer), are required to comply with our code of conduct, the “Business Conduct Guide.” We also have a Directors’ Code of Conduct. Our Business Conduct Guide and our Directors’ Code of Conduct are posted on our website at http://investor.kodak.com/supporting.cfm.

GOVERNANCE PRACTICES

Meeting Attendance

Our Board has a Director Attendance Policy that is part of our Corporate Governance Guidelines, which is posted on our website at http://investor.kodak.com/supporting.cfm. Under this policy, all of our directors are strongly encouraged to attend all Board meetings and our Annual Meeting of Shareholders. In 2020, the Board held a total of 11 meetings. Each director attended more than 75% of the meetings of the Board and committees of the Board on which the director served, except Mr. Karfunkel. All of our then serving directors, except Mr. New, attended the Annual Meeting of Shareholders held on May 20, 2020.

Executive Sessions

Each executive session of our non-management directors is chaired by an independent director, chosen by the independent directors to preside at such executive session.

Communications with Our Board

Shareholders and interested parties who wish to communicate with the Board, the independent directors as a group or an individual director, may send an e-mail to our Executive Chairman at chairman@kodak.com or may send a letter to our Executive Chairman or to the independent director(s) c/o Secretary, Eastman Kodak Company, 343 State Street, Rochester, NY 14650-0224. Communications received will be forwarded to the Board, the independent directors as a group or the individual director as directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The Executive Chairman and the directors have authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Consideration of Director Candidates

The Compensation, Nominating and Governance Committee will consider nominations for director candidates recommended by its members, other Board members, management, shareholders and the search firms it retains. The Compensation, Nominating and Governance Committee reviews all potential candidates under our Director Selection Process and Qualification Standards described below.

Shareholders wishing to recommend candidates for consideration by the Board may do so by providing the following information, in writing, to the Compensation, Nominating and Governance Committee of the Board, c/o Secretary, Eastman Kodak Company, 343 State Street, Rochester, NY 14650-0224: 1) the name, address and telephone number of the shareholder making the request; 2) the number of shares owned, and, if such person is not a shareholder of record or if such shares are held by an entity, reasonable evidence of such person’s ownership of such shares or such person’s authority to act on behalf of such entity; 3) the full name, address and telephone number of the individual being recommended, together with a reasonably detailed description of the background, experience and qualifications of that individual; 4) a signed acknowledgement by the individual being recommended that he or she has consented to: a) serve as director if elected and b) the Company undertaking an inquiry into that individual’s background, experience and qualifications; 5) the disclosure of any relationship of the individual being recommended with the Company, whether direct or indirect; and 6) if known to the shareholder, any material interest of such shareholder or individual being recommended in any proposals or other business to be presented at the next annual meeting of shareholders (or a statement to the effect that no material interest is known to such shareholder).

Director Selection Process and Qualification Standards

The Compensation, Nominating and Governance Committee is responsible for identifying, screening and recommending candidates for Board membership. When reviewing a potential candidate for the Board, the Compensation, Nominating and Governance Committee looks to whether the candidate possesses the necessary qualifications to serve as a director. To assist it in these determinations, the Compensation, Nominating and Governance Committee has adopted Director Qualification Standards and a Director Selection Process, which are posted as part of our Corporate Governance Guidelines on our website at http://investor.kodak.com/supporting.cfm.

The Director Qualification Standards specify that, in addition to any other factors described in the Company’s Corporate Governance Guidelines, the Board should at a minimum consider the following factors, as more fully described in our Director Qualification Standards, in the nomination or appointment of members of the Board: integrity, reputation, judgment, knowledge, experience, maturity, commitment, skills, track record, diversity (including with respect to gender, race, ethnicity and sexual orientation), age, independence and ownership stake. The Compensation, Nominating and Governance Committee, in accordance with its Director Selection Process, will then consider the candidate’s qualifications in light of the needs of the Board and our company at that time, given the then-current mix of director attributes and the Board’s projected strengths and future needs. Based on the Compensation, Nominating and Governance Committee’s results of the assessment of Board needs, they may develop a target candidate profile. As provided in our Corporate Governance Guidelines, the Compensation, Nominating and Governance Committee seeks to create a multi-disciplinary Board that, as a whole, is strong in both its knowledge and experience. The Compensation, Nominating and Governance Committee may use the services of a third-party executive search firm, as well as the personal network of the Board and senior management, and may consider any previously recommended nominees when identifying and evaluating possible nominees for director. The search firm assists in identifying candidates who meet the skills and qualifications specified by the Compensation, Nominating and Governance Committee. A list of preferred candidates is developed and presented to the full Board, including the Executive Chairman, for review and input. Interest on the part of the potential candidate is gauged and an interview and reference check are performed. The full Board makes a determination with respect to the candidate. Candidates that are successfully elected to the Board participate in orientation sessions to familiarize them with our business. The Board has a mandatory retirement age of 72, unless an extension is approved by the Board, but in no event above age 75; however, this requirement does not apply to candidates nominated pursuant to contractual nomination rights.

Although the Compensation, Nominating and Governance Committee does not have a formal policy regarding the consideration of diversity in the selection of candidates, the Compensation, Nominating and Governance Committee considers diversity when evaluating possible nominees under our Director Qualification Standards, which provide that the Board should be a diverse body, with diversity reflecting gender, ethnic background, race, sexual orientation, country of citizenship and professional experience. In addition, the Compensation, Nominating and Governance Committee and the Board evaluate diversity as part of the Board’s periodic evaluation process.

Strategic Role of the Board

The Board plays a key role in developing, reviewing and overseeing the execution of our business strategy. The Board receives progress reports from management throughout the year on the implementation of the strategic plan, including business segment performance and strategy reviews for each of our key businesses, product line reviews and presentations regarding research and development initiatives and our intellectual property portfolio.

Succession Planning

The entire Board reviews our succession plans for our Executive Chairman and Chief Executive Officer and other key senior management positions and oversees our activities in the areas of leadership and executive development. To assist the Board, management periodically reports to the Board on succession planning to ensure that it is a continuous and ongoing effort.

Majority Voting for Directors

Our By-laws provide for majority voting in uncontested director elections.

We also maintain a Majority Vote Policy that requires a director nominee, in connection with his or her nomination to the Board, to submit a resignation letter in which the director nominee irrevocably elects to resign if he or she fails to receive the required majority vote in the next election and the Board accepts the resignation. The policy requires the Board to nominate for election or re-election as a director only those candidates who agree to execute such a letter upon his or her nomination. The Majority Vote Policy is posted on our website at http://investor.kodak.com/supporting.cfm.

If a director nominee fails to receive a majority vote in an uncontested election, the Majority Vote Policy provides that the Compensation, Nominating and Governance Committee will consider the resignation letter and recommend to the Board whether to accept it. The Compensation, Nominating and Governance Committee, in making its recommendation to the Board, and the Board, in reaching its decision, may consider relevant factors, including any stated reason why shareholders voted against the election of the director, the director’s qualifications, the director’s past and expected future contributions to us, the overall composition of the Board and whether accepting the resignation letter would cause us to fail to comply with any applicable rule, such as the NYSE’s listing standards.

The policy provides that the Board will act on the Compensation, Nominating and Governance Committee’s recommendation and publicly disclose its decision whether to accept the director’s letter of resignation within 90 days following the certification of the shareholder vote. If the letter of resignation is not accepted by the Board within this 90-day period, the resignation will not be effective until the next annual meeting.

All seven director nominees standing for election at the Annual Meeting have submitted an irrevocable letter of resignation as a condition of nomination pursuant to the Majority Vote Policy.

Anti-Hedging and Pledging Policy

Our Anti-Hedging and Pledging Policy prohibits our directors and executive officers from engaging, directly or indirectly, in any transactions that are designed to or that may reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of our equity securities. In addition, the policy prohibits directors and executive officers from purchasing our equity securities on margin, borrowing against our securities on margin or pledging our equity securities as collateral for a loan. The Anti-Hedging and Pledging Policy is posted on our website at http://investor.kodak.com/supporting.cfm.

Risk Management

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our objectives, including strategic objectives, to improve long-term performance and enhance shareholder value. A fundamental part of risk management is not only identifying and prioritizing the risks we face and monitoring the steps management is taking to manage those risks, but also determining the level of risk that is appropriate for us. As an integral part of its review and approval of our strategic plan, the Board considers the appropriate level of risk that is acceptable. Through this process, the Board assesses risk throughout the Company, focusing on four primary risk categories: strategic, operational (including with respect to cybersecurity), legal/compliance and financial reporting. The Audit and Finance Committee is responsible for reviewing the results of our enterprise risk assessment on an annual basis. The Board also receives reports on management’s progress in mitigating key risks.

The Board has delegated to its committees responsibility for the oversight of risk management in specific risk areas. For example, the committees of the Board oversee:

●	Risk management relating to our financial reporting (including internal controls).
●	Risk management relating to our compensation programs and awards.
●	Risk management relating to our capital structure.
●	Risk management relating to our insurance and pension programs.
●	Risk management relating to cybersecurity.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

Management is responsible for our internal control over financial reporting, disclosure controls and procedures, and preparation of our consolidated financial statements. Our independent registered public accounting firm (independent accountants) for 2020, Ernst & Young LLP, was responsible for performing an independent audit of the consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (PCAOB) and for issuing a report of the results. As outlined in its charter, the Audit and Finance Committee is responsible for overseeing these processes.

During 2020, the Audit and Finance Committee met and held discussions with management and the independent accountants on a regular basis. Management represented to the Audit and Finance Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit and Finance Committee reviewed and discussed the audited consolidated financial statements and significant accounting matters with management and the independent accountants.

The Audit and Finance Committee discussed with the independent accountants the matters required to be discussed under auditing standards established from time to time by the PCAOB and by SEC rules. The Audit and Finance Committee has received from the independent accountants the written disclosures and letter required by the applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit and Finance Committee concerning independence. The Audit and Finance Committee discussed with the independent accountants their independence.

The Audit and Finance Committee also received reports from our Chief Compliance Officer on the implementation and effectiveness of our compliance program.

The Audit and Finance Committee discussed with the director of internal audit and independent accountants the plans for their audits. The Audit and Finance Committee met with the director of internal audit and independent accountants, with and without management present. The director of internal audit and independent accountants discussed with or provided to the Audit and Finance Committee the results of their examinations, and in the case of internal audit their evaluations of our internal control over financial reporting, disclosure controls and procedures, and the quality of our financial reporting.

Based on these reviews, discussions and reports, the Audit and Finance Committee recommended that the Board approve the audited financial statements for inclusion in our Annual Report on Form 10-K for the year ended December 31, 2020, and the Board accepted the Audit and Finance Committee’s recommendations.

The Audit and Finance Committee, with the approval of the Board and the ratification of our shareholders, appointed Ernst & Young LLP as our independent accountants for 2020. In addition, the Audit and Finance Committee approved certain non-audit services provided by Ernst & Young LLP and the estimated budget for those services. The Audit and Finance Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy.

William G. Parrett, Chair
Jeffrey D. Engelberg
George Karfunkel

EXECUTIVE COMPENSATION

The following tables and related narrative contain information regarding the compensation paid to our named executive officers for our two most recently completed fiscal years, which ended on December 31, 2020 and December 31, 2019.

Our named executive officers for 2020 are as follows:

James V. Continenza – Executive Chairman and Chief Executive Officer

David E. Bullwinkle – Chief Financial Officer, President, Eastman Business Park, and Senior Vice President

Roger W. Byrd – General Counsel, Secretary and Senior Vice President

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Comp. ($)	All Other Comp. ($)	Total ($)
J.V. Continenza Executive Chairman and Chief Executive Officer	2020	824,040	0	0	11,112,869	0	0	11,936,909
	2019	873,152	0	250,003	3,546,000	0	12,375	4,681,530
D.E. Bullwinkle Chief Financial Officer, President, Eastman Business Park and Senior Vice President	2020	379,059	0	0	322,267	0	0	701,326
	2019	458,397	0	0	0	0	0	458,397
R.W. Byrd General Counsel, Secretary and Senior Vice President	2020	267,817	0	0	322,267	0	0	590,084
	2019	320,820	0	175,002	175,000	0	0	690,822
(1)

This column reports the base salary paid to each of our named executive officers during each year reported. The base salary paid to our named executive officers during 2020 is described under "Base Salary" below. For 2019, the amount shown for Mr. Continenza includes $37,619 of cash fees that he received as a director prior to his appointment as our Executive Chairman.

(2)

This column reports the aggregate grant date fair value (as calculated for financial reporting purposes), without any reduction for risk of forfeiture, for all restricted stock units (RSUs) granted during each year reported. The amounts reported in this column have been calculated in accordance with FASB ASC Topic 718. The terms of the RSUs are described under "Long-Term Incentive Compensation" below. For 2019, prior to his appointment as our Executive Chairman, Mr. Continenza received a grant of RSUs for his service as a director on January 8, 2019.

(3)

This column reports the aggregate grant date fair value (as calculated for financial reporting purposes), without any reduction for risk of forfeiture, for all stock option awards granted during each year reported. The amounts reported in this column have been calculated in accordance with FASB ASC Topic 718. For valuation assumptions with respect to our stock option grants, please see Note 23 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2020. For 2020, Messrs. Continenza, Bullwinkle and Byrd each received a grant of stock options on July 27, 2020 to purchase up to 1,650,000 shares, 45,000 shares and 45,000 shares, respectively, with aggregate grant date fair values of $11,112,869, $322,267 and $322,267, respectively. The terms of the stock options are described under "Long-Term Incentive Compensation" below. The aggregate grant date fair value of the stock options granted to Mr. Continenza during 2019 has been corrected from the $9,580,500 amount reported in last year's proxy statement to the $3,546,000 amount reported above.

(4)	For 2019, Mr. Continenza received $12,375 for the legal fees we paid on his behalf pursuant to his employment agreement relating to the negotiation of such agreement.

NARRATIVE TO SUMMARY COMPENSATION TABLE

Base Salary

The base salaries of our named executive officers, except for Mr. Byrd, were established as part of their employment agreements.

In response to the COVID-19 pandemic, the base salaries of each of our named executive officers were temporarily reduced by 25%, effective from April 13, 2020 through January 4, 2021. During this period, Mr. Continenza’s annual salary was reduced by 25% from $1,000,000 to $750,000, Mr. Bullwinkle’s annual salary was reduced by 25% from $460,000 to $345,000 and Mr. Byrd’s annual salary was reduced by 25% from $325,000 to $243,750.

Long-Term Incentive Compensation

On July 27, 2020, Mr. Continenza received a grant of a stock option under our Amended and Restated 2013 Omnibus Incentive Plan (the Plan) to purchase up to 1,750,000 shares. The option was granted in four tranches as follows

●	Tranche 1 (for 981,707 shares) with an exercise price of $3.03 per share;
●	Tranche 2 (for 298,780 shares) with an exercise price of $4.53 per share;
●	Tranche 3 (for 298,780 shares) with an exercise price of $6.03 per share; and
●	Tranche 4 (for 170,733 shares) with an exercise price of $12.00 per share.

The exercise price of each tranche was above the closing price of our stock of $2.62 on the date of grant. The stock option vests as follows: 28.57% of each tranche was immediately vested upon grant, and the remaining 71.43% of each tranche vests upon the conversion of $100,000,000 of our outstanding 5% Secured Convertible Promissory Notes due 2021 (the Notes). In the event a portion of the Notes is converted, a corresponding pro rata portion of the 71.43% of each tranche will vest. In addition, if any of the Notes is repaid or otherwise extinguished without being converted, a corresponding pro rata portion of the 71.43% of each tranche will be forfeited upon such repayment. The stock option expires on February 19, 2026.

The purpose of the grant was to protect Mr. Continenza from the economic dilution attributable to the issuance of the Notes, which affected the value of the options granted upon his becoming Executive Chairman of the Company (the Original Grant). This stock option has the same exercise prices and term as the Original Grant and was generally designed to put Mr. Continenza in the same economic position he would have been in had the Notes been repaid instead of converted into common stock.

The stock option vested with respect to 471,405 shares (28.57% of each tranche) at the time of grant on July 27, 2020. The stock option vested with respect to an additional 1,119,665 shares (67.86% of each tranche) upon the conversion of 95% of the Notes on July 29, 2020, and the stock option vested with respect to the remaining 58,930 shares (3.57% of each tranche) upon the conversion of the remaining 5% of the Notes on September 30, 2020.

On July 27, 2020, Messrs. Bullwinkle and Byrd each received a grant of a stock option under the Plan to purchase up to 45,000 shares. Each option was granted in four tranches as follows:

●	Tranche 1 (for 15,000 shares) with an exercise price of $3.03 per share;
●	Tranche 2 (for 10,000 shares) with an exercise price of $4.53 per share;
●	Tranche 3 (for 10,000 shares) with an exercise price of $6.03 per share; and
●	Tranche 4 (for 10,000 shares) with an exercise price of $12.00 per share.

The exercise price of each tranche was above the closing price of our stock on the date of grant. These stock options vest for one-third of each tranche on the first, second and third anniversaries of the date of grant, subject to continued employment through such date. These stock options also expire on February 19, 2026.

Non-Equity Incentive Compensation

For 2020, the annual variable incentive opportunity, known as Executive Compensation for Excellence and Leadership (EXCEL), was suspended and none of the named executive officers received an EXCEL payment.

Employment Agreements

James V. Continenza

During 2020, we employed Mr. Continenza under an employment agreement effective February 20, 2019 with a scheduled term ending February 19, 2021. The employment agreement provided Mr. Continenza the following:

●	An annual base salary of $1 million;

●	Participation in our EXCEL Plan, with an annual target opportunity of 75% of base salary and a maximum of 200% of target; and
●	Participation in all benefit plans, policies and arrangements that are provided to employees generally.

The employment agreement provided that if Mr. Continenza’s employment was terminated by us for any reason other than cause prior to February 20, 2020, he would have been eligible to receive (less any applicable withholding and deduction):

●	an amount equal to any remaining base salary that would have been due had the employment not been terminated prior to such date; and
●	any stock options which are outstanding and unvested as of the date of such termination shall immediately become fully vested.

The employment agreement further provided that if Mr. Continenza’s employment was terminated by us without cause after February 20, 2020, he would have been eligible to receive (less any applicable withholding and deduction):

●	any annual incentive for the fiscal year ending immediately prior to the year in which his employment was terminated that was forfeited upon such termination (subject to achievement of applicable performance targets consistent with the terms of the EXCEL Plan); and
●	a pro-rated portion of the annual incentive that was forfeited upon termination in respect of the fiscal year in which his termination occurs (subject to achievement of applicable performance targets consistent with the terms of the EXCEL Plan).

Eligibility to receive the post-termination benefits payable in connection with termination without cause after February 20, 2020 was subject to execution of a general release and covenant not to sue in favor of us. The post-termination payments provided under the employment agreement were in lieu of those provided under our Termination Allowance Plan.

On February 26, 2021, we entered into a new employment agreement with Mr. Continenza, which has a three-year term. The new employment agreement replaces in its entirety Mr. Continenza’s prior employment agreement.

David E. Bullwinkle

We employ Mr. Bullwinkle under an employment agreement effective July 1, 2016 with no scheduled term ending date. Under this employment agreement, Mr. Bullwinkle is eligible for the following:

●	An annual base salary of $400,000, which was increased to $460,000 effective November 12, 2018;
●	Participation in our EXCEL Plan with an annual target opportunity of 65% of base salary and a maximum of 200% of target; and
●	Participation in all benefit plans, policies and arrangements that are provided to employees generally.

The employment agreement provides that if Mr. Bullwinkle’s employment is terminated by us without cause or by him with good reason, he will be eligible to receive (less applicable withholding):

●	An amount equal to his annual base salary;
●	Continued vesting of his equity grants in accordance with the terms of such awards; and
●	Eligibility for an EXCEL award for the fiscal year in which the termination occurs, if earned, as governed by the terms of the EXCEL Plan and applicable Administrative Guide or Award Notice.

The employment agreement provides that in the event that Mr. Bullwinkle’s employment is terminated due to his disability or death, he or his estate, as applicable, will be eligible to receive (less applicable withholding) continued vesting of his equity awards in accordance with the terms of such awards and a pro rata EXCEL award, if earned, as governed by the terms of the EXCEL Plan and applicable Administrative Guide or Award Notice.

Eligibility to receive the severance benefits payable in connection with termination without cause or with good reason is subject to (1) execution of a general release and covenant not to sue in favor of us; and (2) compliance with a non-compete agreement after termination of employment. The severance payments provided under the employment agreement are in lieu of those provided under our Termination Allowance Plan.

Roger W. Byrd

We provide Mr. Byrd a special severance plan pursuant to a letter agreement dated May 31, 2018. Under this letter agreement, if Mr. Byrd’s employment is terminated without cause, he would be eligible to receive (less applicable withholding) an amount equal to his annual base salary. Eligibility to receive the severance benefits payable in connection with termination without cause is subject to execution of a general release and covenant not to sue in favor of us.

Tax-Qualified Retirement Plans

Employees’ Savings and Investment Plan (SIP)

We offer a tax-qualified 401(k) defined contribution plan known as the Employees’ Savings and Investment Plan (SIP) for all U.S. employees. Employer contributions to SIP were frozen as of January 1, 2015.

Kodak Retirement Income Plan (KRIP)

We fund a tax-qualified defined benefit pension plan known as the Kodak Retirement Income Plan (KRIP) for all U.S. employees. Effective January 1, 2000, we amended KRIP to include a cash balance component. KRIP’s cash balance component covers employees hired before March 1, 1999 who elected that coverage and all new U.S. employees hired on or after March 1, 1999.

On January 1, 2015, we froze all benefit accruals in the traditional component of KRIP for all participants. Beginning on that date, all future accruals in KRIP are made under the cash balance component for all participating employees in an amount equal to 8%, for non-exempt employees, and 7%, for exempt employees, of the employee’s monthly pay, which was previously 4% for cash balance participants. Effective January 1, 2020, we increased the credits to either 10% or 9% of pay for non-exempt and exempt employees, respectively.

Cash Balance Component

Under KRIP’s cash balance component, a hypothetical account is established for each participating employee and, for every month the employee works, the employee’s account is credited with an amount equal to 7% or 8%, as applicable, of the employee’s monthly pay (i.e., base salary and EXCEL awards, including allowances in lieu of salary for authorized periods of absence, such as illness, vacation or holidays). Effective January 1, 2020, we increased the credits to the employee’s account to an amount equal to 9% or 10%, as applicable. In addition, the ongoing balance of the employee’s account earns interest at the 30-year Treasury bond rate. Employees rights under the cash balance component are fully vested. Benefits under the cash balance component are payable upon normal retirement (age 65), termination or death. Participants in the cash balance component of the plan may choose from among various forms of benefits such as a lump sum, a joint and survivor annuity and a straight life annuity.

Non-Qualified Deferred Compensation

Except for Mr. Continenza, none of our named executive officers have non-qualified deferred compensation.

Effective December 26, 2013, we adopted the Deferred Compensation Plan for Directors, which allows non-employee directors to defer some or all of their RSU awards into a phantom stock account.

Mr. Continenza received a grant of 88,029 RSUs on January 8, 2019, prior to becoming our Executive Chairman, which vested on January 8, 2020. Pursuant to his prior election under the Deferred Compensation Plan for Directors, such RSUs were credited to his phantom stock account upon vesting.

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR-END TABLE (1)

The following table sets forth additional information concerning equity awards held by our named executive officers as of December 31, 2020.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held that Have Not Vested (#)(2)	Market Value of Shares or Units of Stock Held that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
J.V. Continenza	981,707	(4)		3.03	02/19/2026
	298,780	(4)		4.53	02/19/2026
	298,780	(4)		6.03	02/19/2026
	170,733	(4)		12.00	02/19/2026
	1,150,000			3.03	02/19/2026
	350,000			4.53	02/19/2026
	350,000			6.03	02/19/2026
	200,000			12.00	02/19/2026
D.E. Bullwinkle			15,000(5)	3.03	02/19/2026
			10,000(5)	4.53	02/19/2026
			10,000(5)	6.03	02/19/2026
			10,000(5)	12.00	02/19/2026
	48,010		24,007(6)	3.90	12/03/2025
	355,330			12.50	09/13/2024
	45,942			16.24	06/30/2023
	7,965			13.76	09/02/2022
	5,349			20.25	12/14/2021
	5,805			23.78	09/02/2021
						14,958(7)	121,758
R.W. Byrd			15,000(5)	3.03	02/19/2026
			10,000(5)	4.53	02/19/2026
			10,000(5)	6.03	02/19/2026
			10,000(5)	12.00	02/19/2026
	29,914		59,830(8)	3.09	01/15/2026
	30,457			12.50	09/13/2024
						37,757(9)	307,342
(1)	This table includes only those awards outstanding as of December 31, 2020.
(2)	This column represents outstanding awards of RSUs.

(3)	The market value of shares, units or other rights that have not vested was calculated using a stock price of $8.14, which was the closing price of our common stock as of December 31, 2020, the last trading day of the year.
(4)	This stock option was granted on July 27, 2020 in four tranches with separate exercise prices. Pursuant to the terms of the award agreement, 471,405 shares (28.57% of each tranche) vested on the grant date, an additional 1,119,665 shares (67.86% of each tranche) vested on July 29, 2020 upon the conversion of 95% of our $100,000,000 of our outstanding Notes, and the remaining 58,930 shares (3.57% of each tranche) vested on September 30, 2020 upon the conversion of the remaining 5% of the Notes.
(5)	This stock option was granted on July 27, 2020 in four tranches with separate exercise prices. This stock option will vest in substantially equal installments on the first, second and third anniversaries of the grant date.
(6)	This stock option was granted on December 4, 2018 and the first two of three substantially equal installments vested on September 3, 2019 and September 3, 2020. The third installment will vest on September 3, 2021.
(7)	These RSUs were granted on December 4, 2018 and the first two of three substantially equal installments vested on September 3, 2019 and September 3, 2020. The third installment will vest on September 3, 2021.
(8)	This stock option was granted on January 16, 2019 and the first of three substantially equal installments vested on January 16, 2020. The second and third installments will vest on the second and third anniversaries of the grant date.
(9)	These RSUs were granted on January 16, 2019 and the first of three substantially equal installments vested on January 16, 2020. The second and third installments will vest on the second and third anniversaries of the grant date.

DIRECTOR COMPENSATION

Introduction

Historically, our directors have been compensated through a combination of cash retainers and equity. We do not pay employee directors for Board service in addition to their regular employee compensation.

The Board and Chair Retainers for our non-employee directors under the terms approved on August 11, 2015, which were based on the recommendation of our compensation consultant, are as shown below (subject to proration based on length of service as a director). In the first quarter of 2020, 75% of each director’s cash retainer and fees was paid in RSUs with immediate vesting. For the remaining three quarters of 2020, each director’s cash retainer and fees were paid in the form of Nonqualified Stock Options (NQSOs) having an equivalent grant date fair value. These NQSOs were granted on May 20, 2020 and each option vested one-third on each of June 30, 2020, September 30, 2020 and December 31, 2020.

Director Compensation Schedule

The following table reflects the amounts to be paid or granted to our non-employee directors for a full year of service, and not the amounts actually granted, which are reflected in the 2020 Director Compensation Table below.

	Cash Retainer ($)	Committee Chair ($)	Equity Value ($)
Richard Todd Bradley (1)	100,000	—	150,000
Jeffrey D. Engelberg	100,000	—	150,000
George Karfunkel	100,000	—	150,000
Philippe D. Katz	100,000	20,000	150,000
Jason New (2)	100,000	20,000	150,000
William G. Parrett	100,000	20,000	150,000
(1)	Mr. Bradley ceased being a member of the Board effective December 24, 2020.
(2)	Mr. New ceased being a Chair when the committees were reorganized on May 20, 2020.

2020 Director Compensation Table

Our non-employee directors received the following compensation in 2020:

	Fees Earned or
Name	Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Richard Todd Bradley(3)	100,000	150,000	250,000
Jeffrey D. Engelberg	100,000	150,000	250,000
George Karfunkel	100,000	150,000	250,000
Philippe D. Katz	120,000	150,000	270,000
Jason New	104,220 (4)	150,000	254,220
William G. Parrett	120,000	150,000	270,000

(1)	The amounts reported in the Fees Earned or Paid in Cash column include both director retainer and fees paid in cash and, where applicable, the grant date fair value of the RSUs and NQSOs, respectively, paid to each director in lieu of cash retainer and fees. In the first quarter of 2020, 75% of each director's cash retainer and fees were paid in RSUs with immediate vesting. As a result, on March 31, 2020, Messrs. Bradley, Engelberg and Karfunkel each received a grant of 10,839 RSUs with a grant date fair value equal to $18,750; and Messrs. Katz and Parrett each received a grant of 13,006 RSUs with a grant date fair value equal to $22,500; and on April 2, 2020, Mr. New received a grant of 13,006 RSUs with a grant date fair value of $21,720. The grant date fair value of these RSUs received in lieu of cash retainer and fees are included in the amounts in this column. For the remaining three quarters of 2020, 75% of each director's cash retainer and fees were paid in the form of stock options, one-third of which vested on each of June 30, 2020, September 30, 2020 and December 31, 2020. The exercise price of 56.10% of these options was $3.03, the exercise price of 17.07% of these options was $4.53, the exercise price of 17.07% of these options was $6.03, and the exercise price of the remaining 9.76% of these options was $12.00. As a result, on May 20, 2020, Messrs. Bradley, Engelberg, Karfunkel and New each received a grant of 37,579 stock options with a grant date fair value equal to $56,250; and Messrs. Katz and Parrett each received a grant of 45,095 stock options with a grant date fair value equal to $67,500. The grant date fair value of the stock options was determined using Black-Scholes. The grant date fair value of these stock options received in lieu of cash retainer and fees are included in the amounts in this column.
(2)	Pursuant to the previous determination of the Board of Directors that annual director grants be made on the fifth trading day of each calendar year, the 2020 equity awards were granted effective January 8, 2020 as RSUs and vested after one year. The amounts reported in this column have been calculated in accordance with FASB ASC Topic 718.
(3)	Mr. Bradley ceased to be a member of the Board effective December 24, 2020. The amounts shown for him are the cash fees he received prior to his departure.
(4)	Mr. New received a committee chair fee of $5,000 for the first quarter of 2020 for his service as the Chair of the Corporate Governance and Nominating Committee before the Board committees were reorganized on May 20, 2020.

Aggregate Stock and Option Awards Outstanding at Fiscal Year End

	Restricted Stock Units			Stock Options
Name	Unvested (#)	Vested (#)		Unvested (#)	Vested (#)
Richard Todd Bradley	0	46,729	(1)	0	37,579	(1)
Jeffrey D. Engelberg	46,729	0		0	37,579
George Karfunkel	46,729	0		0	37,579
Philippe Katz	46,729	0		0	45,095
Jason New	46,729	0		0	37,579
William G. Parrett	46,729	0		0	45,095

(1)	Upon ceasing to be a member of the Board effective December 24, 2020, the Board accelerated the vesting of Mr. Bradley’s outstanding RSUs and options.

Deferred Compensation

Effective December 26, 2013, we adopted the Deferred Compensation Plan for Directors, which allows non-employee directors to defer some or all of their Board Retainer and RSU awards into a phantom stock account.

Pursuant to this plan, the following directors elected to defer RSU awards granted on January 8, 2020:

William G. Parrett – 46,729 RSUs (100%); and
Philippe Katz – 46,729 RSUs (100%).

Expense Reimbursement

We reimburse our directors for reasonable travel expenses incurred in connection with attending Board, committee and shareholder meetings and other Board business events.

PROPOSAL 2

PROPOSAL 2 - ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Our named executive officers are identified in the “Executive Compensation” section of this Proxy Statement. Pursuant to Section 14A of the Exchange Act, you are voting on a proposal, commonly known as a “say-on-pay” proposal, which gives our shareholders the opportunity to endorse or not endorse our named executive officer pay programs and policies through the following resolution:

RESOLVED, that the shareholders approve the compensation of Eastman Kodak Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the Company’s Proxy Statement for the 2021 Annual Meeting of Shareholders.

At our 2020 annual meeting of shareholders, we recommended, and our shareholders approved, that we hold this non-binding, advisory vote on executive compensation on an annual basis. The next required vote on frequency will occur at our 2026 annual meeting of shareholders.

We believe that our executive compensation program is designed to attract, motivate and retain individuals with the skills required to achieve our business objectives. Our compensation strategy is to provide opportunities to incentivize and reward our named executive officers when they deliver defined performance results that are based on success in a diverse set of businesses. We also align the interests of our executives with those of our shareholders and our long-term interests through stock ownership. We believe that the compensation of our named executive officers for 2020 was appropriate and aligned with our performance results and strategic plan.

In order to be approved on an advisory basis, this proposal must receive the affirmative vote of the majority of votes cast by holders entitled to vote thereon. Because your vote is advisory, it will not be binding on our Board of Directors. However, our Board values the opinions that our shareholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

The Board of Directors recommends you vote FOR the advisory resolution approving the compensation of our named executive officers.

PROPOSAL 3

PROPOSAL 3 – APPROVAL OF THE FIRST AMENDMENT TO THE AMENDED AND RESTATED 2013 OMNIBUS INCENTIVE PLAN

INTRODUCTION

You are being asked to approve the First Amendment to the Amended and Restated 2013 Omnibus Incentive Plan (the Plan) to increase the maximum number of shares of common stock of the Company available for grant to participants pursuant to awards under the Plan and to change the method of counting Shares granted under the Plan. On March 31, 2021, the Board of Directors approved the First Amendment to the Plan and the submission of the First Amendment to the shareholders for their approval. Approval of the First Amendment to the Plan by shareholders will enable the Company to continue to grant equity and cash awards to employees and directors of the Company.

Approval of the First Amendment to the Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting by holders entitled to vote thereon.

BACKGROUND

The Plan provides for the grant of various types of equity awards (Options, Stock Appreciation Rights (SARs), Restricted Stock Awards, Restricted Stock Units (RSUs), Other Stock-Based Awards and cash awards).

The 2013 Omnibus Incentive Plan (the Original Plan) originally became effective as of September 3, 2013, was amended to increase the maximum number of shares available for grant effective May 22, 2018 and was further amended to increase the limit on the number of options or stock appreciation rights that may be granted to an employee in any calendar year on February 20, 2019. On May 20, 2020, shareholders approved the Plan to increase the number of shares available, remove provisions with respect to performance-based compensation exception under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the Code) and reduce the maximum aggregate grant date fair value of awards in respect of a calendar year that may be granted to a member of the Board of Directors.

The closing stock price of a share of the Company’s common stock as reported on the NYSE on March 30, 2021 was $8.05.

TERMS OF THE FIRST AMENDMENT

The Plan currently provides that the maximum number of shares available for grant to participants pursuant to awards under the Plan is 8,000,000 shares. The First Amendment to the Plan would increase this maximum number of available shares to 13,000,000 shares. Based on our anticipated share usage, we expect these shares to be sufficient for the next three years.

The First Amendment would also change how shares are counted under the Plan for awards granted after May 19, 2021. Since the adoption of the Original Plan in 2013, each share underlying each Option, SAR and similar award has counted as a fraction of a share, based on the financial value of each such award relative to a share. To simplify the administration of the Plan and disclosure relating to the Plan for awards granted after May 19, 2021, each Restricted Stock Award, RSU, Option, SAR and other award will count as one share. For awards granted on or prior to May 19, 2021, the number of shares granted under the Plan will remain determined as follows: (i) each Restricted Stock Award, RSU and similar award will count as one share and (ii) each Option, SAR and similar award will count as a fraction of a share, based on the financial value of each such award relative to a share.

The Plan also currently provides that the Plan shall terminate on May 20, 2030. The First Amendment to the Plan would extend the term of the Plan to May 19, 2031.

SUMMARY OF THE PLAN

The following summary of the Plan, as proposed to be amended, is qualified in its entirety by the terms of the Plan document, a copy of which is attached to this Proxy Statement as Appendix A, and the First Amendment to the Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Purpose

The purpose of the Plan is to attract, retain and motivate officers, employees, and non-employee directors providing services to the Company or any of its subsidiaries or affiliates and to promote the success of the Company’s business by providing such persons with appropriate incentives.

Administration

The Compensation, Nominating and Governance Committee (the Committee) will administer the Plan. However, if a Committee member does not meet the following requirements, the Committee may delegate some or all of its functions to another committee that meets these requirements. Generally, the Committee must consist of two or more directors, each of whom is: 1) an independent director under the listing requirements of the NYSE; and 2) a non-employee director within the meaning of Rule 16b-3 under the Exchange Act.

Eligibility for Participation

The following persons are eligible to participate in the Plan:

●	All employees of the Company, any of its 50% or more owned subsidiaries or any of its affiliates; and
●	The non-employee directors of the Company.

The selection of those employees who will receive awards is entirely within the discretion of the Committee. There are currently approximately 4,296 employees who are eligible to participate in the Plan, together with the Company’s six non-employee directors.

Types of Awards

The Plan authorizes the grant of:

●	Nonqualified and Incentive Stock Options;
●	SARs;
●	Restricted Stock Awards and RSUs;
●	Dividend Equivalent Rights;
●	Other Stock-Based Awards (stock-based awards granted either as freestanding grants or payments of earned performance awards); and
●	Cash awards (including, without limitation, retainers and meeting-based fees).

Termination and Amendment of the Plan

The Committee may from time to time amend, alter, suspend, discontinue or terminate the Plan in any respect whatsoever, including in any manner that adversely affects the rights, duties or obligations of any participant; provided that, subject to the provisions of the Plan regarding adjustments in authorized shares in the case of certain corporate events or transactions, or as otherwise specifically provided in the Plan, no amendment shall materially adversely impair the rights of a participant under any award without the participant’s consent.

Shareholder approval will be required for any amendment to the Plan that: (i) increases the number of shares available under the Plan (other than an increase permitted under Article 5 of the Plan); (ii) expands the types of awards available under the Plan; (iii) materially extends the term of the Plan; (iv) materially changes the method of determining the option price or grant price per share for SARs; or (v) except as permitted pursuant to Article 14 of the Plan, reduces the option price or grant price per share, as applicable, of any outstanding Options or SARs.

Available Shares

Subject to adjustment as provided in Article 14 of the Plan, following the effectiveness of the First Amendment to the Plan, the maximum number of shares available for grant to participants pursuant to awards under the Plan shall be equal to 13,000,000 shares. The number of shares available for granting Incentive Stock Options under the Plan shall not exceed 2,000,000. The shares available for issuance under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. The share reserve under the Plan is increased by: (i) any shares delivered to the Company or withheld by the Company in payment or satisfaction of the tax withholding obligation of an award (other than an Option or SAR); and (ii) any shares underlying awards (counted in accordance with the following paragraph) that expire, are forfeited, cancelled or otherwise terminated without the issuance of the shares, or are otherwise settled for cash. The aggregate number of shares will not be reduced by shares granted by the Company in assumption of, or exchange for, awards granted by another company as a result of a merger or consolidation. The number of shares under the Plan may be adjusted for changes in the Company’s capital structure, such as a stock split or merger.

Following the effectiveness of the First Amendment to the Plan, the number of shares granted under the Plan will be determined as follows: (a) for awards granted on or prior to May 19, 2021: (i) each Restricted Stock Award, RSU and similar award will count as one share; and (ii) each Option, SAR and similar award will count as a fraction of a share, based on the financial value of each such award relative to a share, as determined by the Committee promptly after the effective date of the Plan; and (b) for awards granted after May 19, 2021, each Restricted Stock Award, RSU, Option, SAR and other award will count as one share.

Award Limits

The maximum number of shares for which Options may be granted to any one employee during any calendar year is 2,500,000 shares, and the maximum number of shares for which SARs may be granted to any one employee during any calendar year is 2,000,000 shares. The aggregate fair market value of shares with respect to which Incentive Stock Options are exercisable for the first time by an eligible employee during any calendar year under all stock option plans of the Company and of any subsidiary may not exceed $100,000.

The aggregate awards to any one non-employee director for any calendar year may not exceed a number of awards with a grant date fair value of $450,000.

Grants to Non-U.S. Employees

To facilitate the granting of awards to participants who are employed outside of the United States, the Plan authorizes the Committee to modify and amend the terms and conditions of an award to accommodate differences in local law, policy or custom.

Stock Options

The Committee may grant awards in the form of Options to purchase shares of the Company’s common stock. For each Option grant, the Committee will determine the number of shares subject to the Option and the manner and time of the Option’s exercise, provided that no Option will be exercisable after ten years from the date of its grant. The Committee may condition the grant of Options or the vesting of Options upon the participant’s achievement of one or more performance goals (including the participant’s provision of services for a designated time period). The exercise price of an Option may not be less than the fair market value of the Company’s common stock on the date the Option is granted. Upon exercise, a participant may pay the exercise price in cash, shares of common stock, a combination thereof or such other consideration as the Committee determines. Any Option granted in the form of an Incentive Stock Option is intended to satisfy the requirements of Section 422 of the Code.

Stock Appreciation Rights

The Committee may grant SARs either in tandem with an Option (Tandem SARs) or independent of an Option (Freestanding SARs).

A Tandem SAR may be granted at the time of the grant of the related Option. A Tandem SAR will be exercisable to the extent its related Option is exercisable, and the exercise price of such a SAR may not be less than the fair market value of the Company’s common stock on the date the SAR is granted. Upon the exercise of an Option as to some or all of the shares covered by the award, the related Tandem SAR will automatically be cancelled to the extent of the number of shares covered by the Option exercise. Upon the exercise of all or a portion of a Tandem SAR, an equivalent portion of the related Option will be forfeited.

The Committee will determine the number of shares subject to a Freestanding SAR and the manner and time of the SAR’s exercise. Freestanding SARs must be granted for a term of ten years or less and may generally have the same terms and conditions as Options. The exercise price of a Freestanding SAR may not be less than the fair market value of the Company’s common stock on the date of grant.

Other Awards

Awards may be granted in the form of Restricted Stock Awards, RSUs and Other Stock-Based Awards. These awards are subject to such terms, restrictions and conditions as the Committee may determine, including the participant’s achievement of one or more performance goals (including the participant’s provision of services for a designated time period).

Participants receiving a Restricted Stock Award, unless otherwise provided in the award agreement, shall have the right to vote and receive dividends on the shares underlying such award during the restriction period. At the end of the restriction period, the restrictions imposed under the Plan and under the award agreement shall lapse with respect to the number of shares underlying the Restricted Stock Award as determined by the Committee, and such number of shares shall be delivered to the participant.

Participants receiving RSUs will have only the rights of a general unsecured creditor of the Company and no rights as a shareholder of the Company until delivery of shares, cash or other securities or property is made as specified in the applicable award agreement. On the delivery date specified in the award agreement, with respect to each RSU not previously forfeited or terminated, the participant will receive one share, cash or other securities or property equal in value to a share or a combination thereof, as specified by the Committee.

Dividend Equivalent Rights

For Restricted Stock Awards, RSUs and Other Stock-Based Awards, the Committee may include as part of the award an entitlement to receive Dividend Equivalent Rights. In the event such a provision is included in an award agreement, the

Committee will determine whether such payments will be made in cash, in shares or in another form, whether they will be conditioned upon the exercise of the award to which they relate, the time or times at which they will be made and such other terms and conditions as the Committee will deem appropriate.

Participants receiving Dividend Equivalent Rights will have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable award agreement. No Dividend Equivalent Rights will be paid at a time when any performance-based goals that apply to the Dividend Equivalent Rights or award granted in connection with the Dividend Equivalent Rights have not been satisfied and will revert back to the Company if such goals are not satisfied.

Other Terms

Awards, other than Options or Restricted Stock Awards, may be paid in cash, shares, a combination of cash and shares, or any other form of property as the Committee may determine.

Adjustments in Authorized Shares and Outstanding Awards

In the event of any corporate event or transaction involving the Company, a subsidiary and/or an affiliate (including, but not limited to, a change in the shares of the Company or the capitalization of the Company), the Committee, to prevent dilution or enlargement of participants’ rights under the Plan, shall substitute or adjust (in each case in such manner as it deems equitable and appropriate):

●	The number and kind of shares or other property (including cash) that may be issued under the Plan or under particular forms of awards;
●	The number and kind of shares or other property (including cash) subject to outstanding awards;
●	The option price, grant price or purchase price applicable to outstanding awards;
●	Any individual award limits; and/or
●	Other value determinations applicable to the Plan or outstanding awards.

Change of Control

Upon the occurrence of a change of control of the Company, the Committee shall make one or more of the following adjustments to the terms and conditions of outstanding awards to the extent determined by the Committee to be permitted under Section 409A of the Code:

●	continuation or assumption of such outstanding awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent;
●	substitution by the surviving company or corporation or its parent of awards with substantially the same terms for such outstanding awards;
●	accelerated exercisability, vesting and/or lapse of restrictions under outstanding awards immediately prior to the occurrence of such event;
●	upon written notice, provide that any outstanding awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such awards shall terminate to the extent not so exercised within the relevant period;
●	cancellation of all or any portion of outstanding awards for fair value (as determined in the sole discretion of the Committee and which may be zero) which, in the case of Options and SARs and similar awards, if the Committee so determines, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares subject to such awards (or, if no such consideration is paid, fair market value of the shares subject to such outstanding awards or portion thereof being canceled) over the aggregate option price or grant price, as applicable, with respect to such awards or portion thereof being canceled (which may be zero); or
●	such other adjustment as determined appropriate by the Committee.

Clawback/Recoupment

Awards under the Plan shall be subject to the clawback or recoupment policy, if any, that the Company may adopt from time to time, whether before or after the grant of such awards, to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the awards be repaid to the Company after they have been distributed or paid to the participant.

New Plan Benefits

The following table reflects the benefits or amounts that will be received by or allocated to the following listed individuals and specified groups under the Plan as of March 29, 2021.

	Amended and Restated 2013 Omnibus Incentive Plan (1)
Name and Position	Dollar Value ($)	Number of Shares
J.V. Continenza Executive Chairman and Chief Executive Officer	(2)	600,000(2)
D.E. Bullwinkle Chief Financial Officer, President, Eastman Business Park and Senior Vice President	0	0
R.W. Byrd General Counsel, Secretary and Senior Vice President	0	0
Executive Officer Group	0	0
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group	0	0
(1)	Except as set forth in this table, the benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the Plan that are subject to approval of the First Amendment to the Plan cannot be determined at this time because the amount and form of grants to be made to any eligible participant in any year is determined at the discretion of the Committee and the Committee has not determined future awards or who might receive them. Except as set forth in this table, no nominee for election as a director, no associate of any executive officer, director or nominee, and no other person who received or is to receive five percent of the options or rights under the Plan will receive any options or rights that are determinable at this time and subject to the approval of the First Amendment to the Plan.
(2)	Pursuant to his Executive Chairman and CEO agreement dated February 26, 2021, the Company is obligated to make a grant of 300,000 RSUs to Mr. Continenza each year during the three-year term of his agreement, with the first grant having been made upon the execution of the agreement. In the event of any automatic renewal of his agreement, the number of RSUs to be granted each year during the renewal term shall be determined by dividing $3,000,000 by the volume-weighted average price per share for the 20 trading days prior to the date of grant (which shall be an anniversary of the effective date of his agreement). The number of shares reflects the current contractual commitment and does not include any RSUs that may become contractually required as a result of a renewal of Mr. Continenza’s agreement. The grant value cannot be determined at this time because the grant has not yet occurred.

Aggregate Awards Granted

The following table sets forth information with respect to the number of shares subject to awards previously granted to the following listed individuals and specified groups under the Plan since its inception through March 29, 2021, our record date:

Name and Position	Number of Shares Underlying Options	Number of Shares Underlying Restricted Stock Units
J.V. Continenza Executive Chairman and Chief Executive Officer	3,800,000	741,589
D.E. Bullwinkle Chief Financial Officer, President, Eastman Business Park and Senior Vice President	537,408	83,898
R.W. Byrd General Counsel, Secretary and Senior Vice President	165,201	60,088
Executive Officer Group (1)	5,453,513	1,153,575
Non-Executive Director Group	202,927	734,313
Each Nominee for Election as a Director Group (1)	3,920,250	1,044,330
Each associate of any of such directors, executive officer or nominees	0	0
Each other person who received or is to receive 5 percent of such options, warrants or rights	0	0
Non-Executive Officer Employee Group	5,527,645	1,833,996
(1)	This row includes the aggregate awards previously granted to Mr. Continenza set forth above.

FEDERAL TAX TREATMENT

The following is a summary of certain U.S. federal income tax consequences of participating in the Plan. This discussion does not purport to be a complete statement of all aspects of the U.S. federal income tax consequences in this area, including any state, local or foreign tax consequences of participating in the Plan. This section is based on the Code, its legislative history, existing and proposed regulations under the Code and published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

Incentive Stock Options

A participant will not be subject to tax upon the grant of an Incentive Stock Option (ISO) or upon the exercise of an ISO. However, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be included in a participant’s alternative minimum taxable income. Whether a participant is subject to the alternative minimum tax will depend on the participant’s particular circumstances. The participant’s basis in the shares received will be equal to the exercise price paid, and the participant’s holding period in such shares will begin on the day following the date of exercise.

If a participant disposes of the shares on or after the later of: 1) the second anniversary of the date of grant of the ISO and 2) the first anniversary of the date of exercise of the ISO (the statutory holding period), the participant will recognize a capital gain or loss in an amount equal to the difference between the amount realized on such disposition and the participant’s basis in the shares.

If the participant disposes of the shares before the end of the statutory holding period, the participant will have engaged in a “disqualifying disposition.” As a result, the participant will be subject to tax: 1) on the excess of the fair market value of the shares on the date of exercise (or the amount realized on the disqualifying disposition, if less) over the exercise price paid, as ordinary income and 2) on the excess, if any, of the amount realized on such disqualifying disposition over the fair market value of the shares on the date of exercise, as capital gain. If the amount a participant realizes from a disqualifying disposition is less than the exercise price paid (i.e., the participant’s basis) and the loss sustained upon such disposition would otherwise be recognized, a participant will not recognize any ordinary income from such disqualifying disposition and instead the participant will recognize a capital loss. In the event of a disqualifying disposition, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled to a deduction in the same amount.

Income tax withholding and employment taxes do not apply upon the exercise of an ISO or upon any subsequent disposition, including a disqualifying disposition, of shares acquired pursuant to the exercise of the ISO.

Nonqualified Stock Options

The participant will not be subject to tax upon the grant of an Option which is a Nonqualified Stock Option. Upon exercise of a Nonqualified Stock Option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid is taxable to the participant as ordinary income, and subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled at that time to a deduction in the same amount. This amount of income will be subject to income tax withholding and employment taxes. The participant’s basis in the shares received will equal the fair market value of the shares on the date of exercise, and the participant’s holding period in such shares will begin.

Restricted Stock Awards, Restricted Stock Units and Other Stock-Based Awards

A participant normally will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of Restricted Stock Awards, RSUs or Other Stock-Based Awards. When the Restricted Stock Award vests or the RSUs settle or the Other Stock-Based Awards are paid or settle, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares or other property received at that time, less the amount, if any, paid for the shares, and, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled at that time to a deduction in the same amount. However, a participant may elect to recognize taxable ordinary income in the year a Restricted Stock Award is granted in an amount equal to the excess of their fair market value at the grant date, determined without regard to certain restrictions, over the amount, if any, paid for the shares. In that event, subject to applicable provisions of the Code, including Section 162(m), the Company will be entitled to a deduction in such year in the same amount. Any gain or loss realized by the participant upon the subsequent disposition of shares received will be taxed as short-term or long-term capital gain or loss, but will not result in any further deduction for the Company.

Limitation on Income Tax Deduction

Section 162(m) of the Code places a $1,000,000 annual limit on the compensation deductible by the Company that is paid to an individual who is a covered employee.

Tax Withholding

The Company shall have the power and the right to deduct or withhold (or cause to be deducted or withheld) from any amount deliverable under an award or otherwise (including shares otherwise deliverable), or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to required withholding, participants may elect (subject to the Company’s automatic withholding right set out above) to satisfy the withholding requirement, in whole or in part, (i) by having the Company withhold shares or (ii) through an independent broker-dealer arrangement to sell a sufficient number of shares, in each case, having a fair market value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.

EQUITY COMPENSATION PLAN INFORMATION

Information as of December 31, 2020 regarding the Company’s equity compensation plans is summarized in the following table:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Restricted Stock Units (a)	Weighted-Average Exercise Price of Outstanding Options (1) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (2) (c)
Equity compensation plans approved by security holders (3)	8,105,386	$8.10	860,631
Equity compensation plans not approved by security holders	—	—	—
(1)	Represents the weighted-average exercise price of outstanding stock options. The weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding restricted stock units under the Plan, which do not have an exercise price.
(2)	For the purposes of the number of shares available under the Plan, each stock option counts as a fraction of a share, based on the financial value of the stock option relative to a share.
(3)	All shares covered by the Plan are now being treated as approved by shareholders based on the approval by shareholders of the amendment and restatement of the Plan on May 20, 2020. The shares covered by the Original Plan were previously reported as not approved by shareholders because the Original Plan had been approved by the Bankruptcy Court pursuant to the Plan of Reorganization.

OTHER INFORMATION

Approval of the First Amendment to the Amended and Restated 2013 Omnibus Incentive Plan requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote.

The Board of Directors recommends a vote FOR the approval of the First Amendment to the Amended and Restated 2013 Omnibus Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BENEFICIAL SECURITY OWNERSHIP OF MORE THAN 5% OF THE COMPANY’S SHARES

The table below presents certain information as of March 29, 2021 regarding the persons known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock and our Series C preferred stock (as of March 30, 2021 in the case of GO EK Ventures IV, LLC), with percentages based on 78,503,476 shares of common stock outstanding as of March 29, 2021 and 1,000,000 shares of Series C preferred stock outstanding as of March 30, 2021. We also have 1,000,000 shares of 4.0% Series B Convertible Preferred Stock (Series B preferred stock) outstanding that do not have voting rights at the Annual Meeting.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned		Percent of Class Beneficially Owned	Number of Shares of Series C Preferred Stock Beneficially Owned		Percent of Class Beneficially Owned
GO EK Ventures IV, LLC B. Thomas Golisano 7632 County Road 42 Victor, New York, 14564-8906	10,054,510	(1)	11.35%	1,005,451	(1)	100%
George and Renee Karfunkel 1671 52nd Street Brooklyn, New York 11204	5,020,565	(2)	6.39%	—		—
Philippe D. Katz 160 Broadway New York, New York 10038	10,648,914	(3)	13.56%	—		—
K.F. Investors LLC 160 Broadway New York, New York 10038	5,044,023	(4)	6.43%	—		—
Southeastern Asset Management, Inc., et al. 6410 Poplar Avenue, Suite 900 Memphis, Tennessee 38119	12,058,701	(5)	13.70%	—		—
(1)	The amount shown includes 750,000 shares of Series C preferred stock, which are convertible at any time, into shares of our common stock at the initial conversion price of $10 per share of common stock, corresponding to an initial conversion rate of 10 shares of common stock for each share of Series C preferred stock, acquired by GO EK Ventures on February 26, 2021, at the initial closing of the purchase transaction under the Series C Purchase Agreement. The amount shown also includes an additional 250,000 shares of our Series C preferred stock (convertible into 2,500,000 shares of our common stock) issued in a second closing under the Series C Purchase Agreement on March 30, 2021. In addition, the amount shown includes 54,510 shares of common stock issuable upon conversion of 5,451 shares of Series C preferred stock issuable on April 15, 2021 as a dividend payable in kind. For purposes of determining the percent of beneficial ownership of GO EK Ventures, the shares of common stock underlying the Series C preferred stock are included in the outstanding share amount. GO EK Ventures reports sole voting and dispositive power with respect to these shares of our Series C preferred stock. B. Thomas Golisano, a director nominee, is the sole member of GO EK Ventures. This information is based on the Schedule 13D filed by GO EK Ventures and Mr. Golisano on March 8, 2021.
(2)	George and Renee Karfunkel report shared voting and dispositive power with respect to 5,020,565 shares of our common stock. The amount shown includes Mr. Karfunkel’s presently exercisable options to purchase 37,579 shares of our common stock and 500,000 shares of our common stock owned by the Chesed Foundation of America, a charitable foundation controlled by Mr. Karfunkel. This information is based on Amendment No. 3 to the Schedule 13D filed by Mr. and Mrs. Karfunkel on January 14, 2021 and Section 16 reports filed with the SEC by Mr. and Mrs. Karfunkel.
(3)	The amount shown includes presently exercisable options to purchase 45,095 shares of our common stock. Philippe Katz has an indirect ownership interest in and shares voting and dispositive power over 3,139,741 shares held by Momar Corporation and 170,000 shares held by 111 John Realty Corp. (111 John), each an entity in which Mr. Katz has an ownership interest and is a member of the board of directors; 1,519,646 shares held by United Equities Commodities Company (United Equities), an entity of which Mr. Katz is a general partner; 614,041 shares held by Marneu Holding Company (Marneu), an entity of which Mr. Katz is a partner; and 5,044,023 shares held by K.F. Investors (KF Investors), an entity of which Mr. Katz is a managing member and a greater than 5% holder of our shares as reported in this table. Mr. Katz is the son-in-law of Moses Marx, a shareholder who reports having voting and dispositive power over 2,353,687 shares of our common stock. Mr. Katz has 46,729 shares of phantom stock credited to his account under the Deferred Compensation Plan for Directors.

(4)

KF Investors has sole voting and dispositive power over these shares. KF Investors, Moses Marx, Momar Corporation, Marneu, United Equities and 111 John have agreed to act as a “group” within the meaning of Section 13(d)(3) of the Exchange Act. This information is based on Amendment No. 3 to the Schedule 13D filed jointly by KF Investors, Mr. Marx and the entities described in this footnote 4 on August 3, 2020 and Section 16 reports filed with the SEC by KF Investors.

(5)

Southeastern, et al. has beneficial ownership of 12,058,701 shares of our common stock, including 9,523,809 shares issuable upon conversion of 1,000,000 shares of Series B preferred stock (or 10.8% of the outstanding shares when including these shares on an as converted basis in the number of outstanding shares). For purposes of determining the percent of beneficial ownership of Southeastern et al., the shares of common stock underlying the Series B preferred stock, which are freely convertible, are included in the outstanding share amount. Southeastern shares voting power with Longleaf Partners Small-Cap Fund (Longleaf), a series of Longleaf Partners Funds Trust, a Massachusetts business trust, with respect to 8,877,619 shares. Southeastern reports no voting power with respect to 3,181,082 shares. Southeastern has sole dispositive power with respect to 170,000 shares and shares dispositive power with respect to 11,888,701 shares, including 8,877,619 shares with Longleaf. Mr. O. Mason Hawkins is the Chairman of the Board of Southeastern. All shares reported by Southeastern are owned by Southeastern’s investment advisory clients, including Longleaf, and none are owned directly or indirectly by Southeastern.

BENEFICIAL SECURITY OWNERSHIP OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The table below presents certain information as of March 29, 2021 regarding shares of our common stock and shares of our Series C preferred stock held by our directors, nominees, each of our named executive officers and all directors, nominees and executive officers as a group.

Name of Beneficial Owner	Number of Common Shares Beneficially Owned (1)		Percent of Class Beneficially Owned (1)(2)		Number of Shares of Series C Preferred Stock Beneficially Owned (1)	Percent of Class Beneficially Owned (1)(2)
Directors and Nominees
Jeffrey D. Engelberg	244,100	(3)	—		—	—
George Karfunkel	5,020,565	(4)	6.39%		—	—
B. Thomas Golisano	10,054,510	(5)	11.35%		1,005,451(5)	100%
Philippe D. Katz	10,648,914	(6)	13.56%		—	—
Kathleen B. Lynch	—		—		—	—
Jason New	97,314	(7)	—		—	—
William G. Parrett	73,784	(8)	—		—	—
Darren L. Richman	3,516,437	(9)	4.37%		—	—
Michael E. Sileck, Jr.	10,000		—		—	—
Named Executive Officers
James V. Continenza (10)	4,081,644	(11)	4.99	%(11)	—	—
David Bullwinkle	522,130	(12)	—		—	—
Roger Byrd	116,296	(13)	—		—	—
All directors, director nominees and executive officers as a group (16 persons, including the above)	35,361,929	(14) (15)	36.84	%(15)	1,005,451(5)	100%
(1)

Under the rules of the SEC, “beneficial ownership” is deemed to include shares for which an individual, directly or indirectly, has or shares voting or dispositive power, whether or not they are held for the individual’s benefit, and includes shares that may be acquired within 60 days, including, but not limited to, the right to acquire shares by the exercise of options or upon the conversion of convertible securities. Shares that may be acquired by the exercise of options within 60 days are referred to in the footnotes to this table as “presently exercisable options.” Percentages are based on 78,503,476 shares of common stock outstanding and 1,000,000 shares of Series C preferred stock outstanding except where the person has the right to receive shares within the next 60 days (as indicated in the other footnotes to this table), which increases the number of shares owned by such person and the number of shares outstanding. Unless otherwise indicated in the other footnotes to this table, each shareholder named in the table has sole voting and investment power with respect to all of the shares shown as owned by the shareholder.

(2)	We have omitted percentages of less than 1% from the table.
(3)

The amount shown includes presently exercisable options to purchase 37,579 shares of our common stock. Mr. Engelberg is the managing member of Additive Advisory PBC, which receives management fees from C2W Partners Master Fund Limited, whose ownership includes 3,011,082 shares and is an investment fund managed by Southeastern, a greater than 5% holder as reported in the table “Beneficial Security Ownership of More than 5% of the Company’s Shares” above. Mr. Engelberg disclaims beneficial ownership of the shares held by C2W Partners Master Fund Limited.

(4)

The amount shown includes presently exercisable options to purchase 37,579 shares of our common stock and 500,000 shares of our common stock owned by the Chesed Foundation of America, a charitable foundation controlled by Mr. Karfunkel. Mr. Karfunkel shares voting and dispositive power with respect to our common stock with his spouse.

(5)

The amount shown includes 750,000 shares of Series C preferred stock, which are convertible at any time, into shares of our common stock at the initial conversion price of $10 per share of common stock, corresponding to an initial conversion rate of 10 shares of common stock for each share of Series C preferred stock, acquired by GO EK Ventures on February 26, 2021, at the initial closing of the purchase transaction under the Series C Purchase Agreement. The amount shown also includes an additional 250,000 shares of our Series C preferred stock (convertible into 2,500,000 shares of our common stock) issued in a second closing under the Series C Purchase Agreement on March 30, 2021. In addition, the amount shown includes 54,510 shares of common stock issuable upon conversion of 5,451 shares of Series C preferred stock issuable on April 15, 2021 as a dividend payable in kind. B. Thomas Golisano is the sole member of GO EK Ventures.

(6)

The amount shown includes presently exercisable options to purchase 45,095 shares of our common stock. Mr. Katz has an indirect ownership interest in and shares voting and dispositive power over 3,139,741 shares held by Momar Corporation and 170,000 shares held by 111 John, each an entity in which Mr. Katz has an ownership interest and is a member of the board of directors; 1,519,646 shares held by United Equities, an entity of which Mr. Katz is a general partner; 614,041 shares held by Marneu, an entity of which Mr. Katz is a partner; and 5,044,023 shares held by KF Investors, an entity of which Mr. Katz is a managing member and a greater than 5% holder of our shares as reported in this table. Mr. Katz is the son-in-law of Moses Marx, a shareholder who reports having voting and dispositive power over 2,353,687 shares of our common stock. Mr. Katz has 46,729 shares of phantom stock credited to his account under the Deferred Compensation Plan for Directors.

(7)	The amount shown includes presently exercisable options to purchase 37,579 shares of our common stock.
(8)

The amount shown includes presently exercisable options to purchase 45,095 shares of our common stock. Mr. Parrett has 172,065 shares of phantom stock credited to his account under the Deferred Compensation Plan for Directors.

(9)

The amount shown includes (i) 2,020,196 shares of common stock issuable upon conversion of a convertible note held by KLIM Fund II, including 13,196 shares of common stock issuable to KLIM Fund II upon conversion of interest payable in kind on April 15, 2021 with respect to such convertible note, (ii) 803,000 shares of common stock held directly by KLIM Fund II, (iii) 496,241 shares of common stock issuable upon conversion of a convertible note held by KLIM Fund I, including 3,241 shares of common stock issuable to KLIM Fund I upon conversion of interest payable in kind on April 15, 2021 with respect to such convertible note, and (iv) 197,000 shares of common stock held directly by KLIM Fund I. Kennedy Lewis Management LP (the “Adviser”) is the investment adviser to KLIM Fund I and KLIM Fund II. KLM GP LLC (“KLM”) is the general partner of the Adviser. KLIM is the owner and control person of KLM. David K. Chene and Darren L. Richman are the managing members and control persons of KLIM. Each of the Adviser, KLM and KLIM may be deemed to exercise voting and investment power over securities held by each of the KLIM Funds due to their relationship with the KLIM Funds. Kennedy Lewis GP LLC (“Fund I GP”) is the general partner of KLIM Fund I. Kennedy Lewis Investment Holdings LLC (“Holdings I”) is the managing member of Fund I GP. David K. Chene and Darren L. Richman are the managing members of Holdings I. Each of Fund I GP and Holdings I may be deemed to exercise voting and investment power over securities held by KLIM Fund I due to their relationship with KLIM Fund I. Kennedy Lewis GP II LLC (“Fund II GP”) is the general partner of KLIM Fund II. Kennedy Lewis Investment Holdings II LLC (“Holdings II”) is the managing member of Fund II GP. David K. Chene and Darren L. Richman are the managing members of Holdings II. Each of Fund II GP and Holdings II may be deemed to exercise voting and investment power over securities held by KLIM Fund II due to their relationship with KLIM Fund II. David K. Chene and Darren L. Richman, in their capacities as managing members of KLIM, and managing members of each of Holdings I and Holdings II, may be deemed to exercise voting and investment power over securities held by each of the KLIM Funds due to their relationships with the KLIM Funds.

(10)	Mr. Continenza has served as our Chief Executive Officer since July 2020, Executive Chairman since February 2019 and as a director since April 2013.
(11)

Mr. Continenza holds presently exercisable options to purchase 3,800,000 shares of our common stock. Mr. Continenza also has 241,589 shares of phantom stock credited to his account under the Deferred Compensation Plan for Directors. Mr. Continenza’s employment agreement provides that he will not have the right to exercise any stock options granted to him pursuant to the terms of any award granted to him in February 2019 or July 2020 under the Plan to the extent that, after giving effect to the issuance of the common stock resulting from such exercise, Mr. Continenza (together with his affiliates and any person acting as a group (as such term is defined in Section 13(d)(3) of the Exchange Act and Rule 13d-5(b)(1) promulgated thereunder)), would beneficially own more than 4.99% (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder) of the then issued and outstanding shares of our common stock. Accordingly, the shares reported on the table above as beneficially owned by Mr. Continenza and his percentage ownership of our outstanding shares do not include amounts in excess of Mr. Continenza’s ownership limit.

(12)	The amount shown includes presently exercisable options to purchase 468,401 shares of our common stock.
(13)	The amount shown includes presently exercisable options to purchase 90,285 shares of our common stock.
(14)	The amount shown includes presently exercisable options to purchase an aggregate of 845,951 shares of common stock for executive officers who are not named executive officers.

(15)	The shares and percentage ownership of our outstanding shares do not include amounts in excess of the ownership limit for Mr. Continenza described above in footnote 11 to this table.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on the written representations of our directors and executive officers and copies of reports that they and persons who owned more than 10% of our common stock have filed with the SEC, we believe that all of our directors, executive officers and greater than 10% beneficial owners timely complied with the filing requirements of Section 16(a) during 2020, except for Jeffrey Engelberg who filed one late Form 4 with respect to one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INTERESTED TRANSACTIONS

Our Board has adopted written policies and procedures relating to approval or ratification of “interested transactions” with “related parties.” Under these policies and procedures, which are posted on our website at http://investor.kodak.com/supporting.cfm, our Compensation, Nominating and Governance Committee reviews the material facts of all interested transactions that require the Committee’s approval. The Compensation, Nominating and Governance Committee will approve or disapprove the interested transactions, subject to certain exceptions, by taking into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. No director or board observer may participate in any discussion or approval of an interested transaction for which he or she is a related party, other than providing material information concerning the interested transaction to the Compensation, Nominating and Governance Committee. If an interested transaction will be ongoing, the Compensation, Nominating and Governance Committee may establish guidelines for our management to follow in its ongoing dealings with the related party and then, at least annually, must review and assess ongoing relationships with the related party.

Under the Board’s policies and procedures, an “interested transaction” is any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness), in which the aggregate amount involved will or may be expected to exceed $100,000, our company is a participant and any related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A “related party” is any person who is or was, since the beginning of the last fiscal year for which we have filed a Form 10-K and proxy statement, a Section 16 Executive Officer, director or nominee for election as a director or board observer (even if the person does not presently serve in that role), a beneficial owner of greater than 5% of our common stock or any immediate family member of any of the foregoing. Immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

The Board has granted standing pre-approval or ratification for the categories of interested transactions described below. In addition, any interested transaction with a related party in which the aggregate amount involved is expected to be less than $120,000 may be pre-approved by the Chair of the Compensation, Nominating and Governance Committee. Pre-approved interested transactions include:

●	Employment of Section 16 Executive Officers either if the related compensation is required to be reported or if the Section 16 Executive Officer is not an immediate family member of another Section 16 Executive Officer or a director, and the related compensation would be reported if the Section 16 Executive Officer was a “Named Executive Officer” and our Executive Compensation Committee approved (or recommended that the Board approve) such compensation.
●	Any compensation paid to a director if the compensation is required to be reported.
●	Any transaction with another company with which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $1 million or 2% of that company’s total annual revenues.
●	Any charitable contribution, grant or endowment by our company to a charitable organization, foundation or university with which a related person’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the greater of $1 million or 2% of the charitable organization’s total annual receipts.
●	Any transaction where the related person’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis (e.g., dividends).
●	Any transaction involving a related party where the rates or charges involved are determined by competitive bids.
●	Any transaction with a related party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.
●	Any transaction with a related party involving services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

The Compensation, Nominating and Governance Committee reviews pre-approved transactions at its regularly scheduled meetings and considered the following related party relationships and interests as follows:

●	Mr. Karfunkel, a current director, holds securities of the Company by virtue of a Backstop Commitment Agreement that the Company entered into effective upon emergence from bankruptcy in September 2013 and has certain registration rights in connection with a related registration rights agreement. Mr. Karfunkel currently holds approximately 6.4% of our outstanding common stock (including through a charitable foundation controlled by Mr. Karfunkel).
●	Mr. Engelberg, a current director, and Mr. Bradley, a former director, were designated by the purchasers of the Company’s Series A Convertible Preferred Stock (Series A convertible preferred stock) pursuant to the terms of the Purchase Agreement dated as of November 7, 2016 between the Company, Southeastern and certain investment funds managed by Southeastern. Mr. Engelberg is the managing member of Additive Advisory PBC, which receives management fees from C2W Partners Master Fund Limited, one of the purchasers of the Series A convertible preferred stock. In May 2019, Longleaf Partners Small-Cap Fund, C2W Partners Master Fund Limited and Deseret Mutual Pension Trust, which are investment funds managed by Southeastern, purchased $100 million aggregate principal amount of convertible notes. On July 29, 2020, two of the investment funds managed by Southeastern converted $95 million of the principal amount of the convertible notes, and on September 30, 2020 the Company exercised its right to mandatorily convert the remainder of the convertible notes. On February 26, 2021, Southeastern, Longleaf Partners Small-Cap Fund, C2W Partners Master Fund Limited and Deseret Mutual Pension Trust (collectively, the Purchasers), and the Company entered into a Series A Preferred Stock Repurchase and Exchange Agreement pursuant to which the Company agreed to repurchase from the Purchasers an aggregate of 1,000,000 shares of the Series A convertible preferred stock, for an aggregate purchase price of $100,641,667. In addition, the Company and the Purchasers agreed to exchange the remaining 1,000,000 shares of Series A convertible preferred stock held by the Purchasers for shares of Series B preferred stock on a one-for-one basis. Southeastern may be deemed to hold approximately 13.7% of our outstanding common stock and C2W Partners Master Fund Limited may be deemed to hold approximately 3.8% of our outstanding common stock. The Company granted registration rights with respect to the shares of common stock issuable upon conversion of each of the Series A preferred stock and the Series B preferred stock.
●	Mr. Katz, a current director, is affiliated with Momar Corporation, an entity of which Mr. Katz is a director and officer and has an ownership interest in, United Equities Commodities Company, an entity of which Mr. Katz is a general partner, Marneu Holding Company, an entity of which Mr. Katz is a partner, KF Investors, an entity of which Mr. Katz is a managing member, and 111 John Realty Corp., an entity of which Mr. Katz is a managing member and has an ownership interest in, each of which holds an equity interest in our company. KF Investors is a greater than 5% holder of our shares as reported above in the table “Beneficial Security Ownership of More than 5% of the Company’s Shares.” As a result, Mr. Katz holds an indirect pecuniary interest in approximately 13.6% of our outstanding common stock. Mr. Katz is also the son-in-law of Moses Marx, a shareholder that has sole voting and dispositive power over 2,353,687 shares of our common stock. In addition, certain of the entities Mr. Katz is affiliated with have registration rights with respect to some of the securities of the Company they hold by virtue of a registration rights agreement that the Company entered into effective upon emergence from bankruptcy in September 2013.
●	Mr. Continenza, our Executive Chairman and Chief Executive Officer, is also the Chairman and Chief Executive Officer of Vivial, Inc. (Vivial), a privately held marketing technology and communications company that provides a wide range of digital and legacy leads-generating products to local and national advertisers. In January 2020, in the ordinary course of business, the Company engaged Vivial on an arm’s length competitive basis to provide salesforce optimization consulting services at an expected cost over a two-year period of up to $2 million. Mr. Continenza did not participate in the negotiation or decision-making process. By virtue of Mr. Continenza’s positions, he is deemed to have an indirect material interest in the Company’s transactions with Vivial. At its meeting on January 8, 2020, our Corporate Governance and Nominating Committee (which was combined with the Executive Compensation Committee to form the Compensation, Nominating and Governance Committee) considered the relevant information and pre-approved the transaction with Vivial.
●	Mr. Richman, a current director, is a managing member of KLIM, the owner and control person of KLM GP LLC (KLM). KLM is the general partner of Kennedy Lewis Management LP, which is the investment adviser to the KLIM Funds. On February 26, 2021, the Company entered into the Term Loan Credit Agreement with the KLIM Funds, as lenders, and Alter Domus (US) LLC, as administrative agent, that provided the Company with (i) an initial term loan in the amount of $225,000,000, which was drawn in full on the same date, and (ii) a commitment to provide delayed draw term loans in an aggregate principal amount of up to $50,000,000 on or before February 26, 2023. In connection with the Term Loan Credit Agreement, we entered into a letter agreement with KLIM to provide KLIM with certain board nominee rights pursuant to which Mr. Richman was appointed a director of the Company. In addition, pursuant to a securities purchase agreement, KLIM Funds purchased (i) 1,000,000 shares of our common stock for an aggregate purchase price of $10,000,000, and (ii) $25,000,000 aggregate principal amount of the Company’s 5.0% unsecured convertible promissory notes due May 28, 2026 in a private placement transaction. The Company granted certain registration rights with respect to these shares of common stock and the shares of common stock issuable upon conversion of the notes.
●	Mr. Golisano, a director nominee, is the sole member of GO EK Ventures, a greater than 5% holder of the Company’s shares as reported above in the table “Beneficial Security Ownership of More than 5% of the Company’s Shares.” On February 26, 2021, the Company and GO EK Ventures, entered into a Series C Purchase Agreement pursuant to which the Company sold to GO EK Ventures an aggregate of 1,000,000 shares of Series C preferred stock for a purchase price of $100 per share, representing $100,000,000 of gross proceeds to the Company. In connection with the Series C Purchase Agreement, the Company granted GO EK Ventures with certain board nominee rights pursuant to which Mr. Golisano was nominated as a director of the Company. On February 26, 2021, the initial portion of the transactions closed, and the Company issued to GO EK Ventures an aggregate of 750,000 shares of the Series C preferred stock for a purchase price of $75,000,000. The issuance and sale of the remaining 250,000 shares of Series C preferred stock closed on March 30, 2021. The Company granted certain registration rights with respect to the shares of common stock issuable upon conversion of the Series C preferred stock.

PRINCIPAL ACCOUNTING FEES AND SERVICES

AUDIT AND NON-AUDIT FEES

On March 26, 2020, we selected Ernst & Young LLP as our independent registered public accounting firm, effective as of such date. See “Proposal 4 - Ratification of the Audit and Finance Committee’s Selection of Ernst & Young LLP as our Independent Registered Public Accounting Firm” for more information.

The following fees were approved by the Audit and Finance Committee and were billed by Ernst & Young LLP, our current independent registered public accounting firm (independent accountants), for services rendered in 2020.

Type of Service (in millions)	2020
Audit Fees (1)	$3.07
Audit-Related Fees (2)	0.05
Tax Fees (3)	0.12
All Other Fees (4)	0.005
Total	$3.25
(1)	Audit fees related primarily to the annual audit of our consolidated financial statements included in our Annual Report on Form 10-K, quarterly reviews of interim financial statements included in our Quarterly Reports on Forms 10-Q, and statutory audits of certain of our subsidiaries.
(2)	Audit related fees primarily consisted of fees related to the audit of our subsidiary’s retirement plan.
(3)	Tax fees were for tax compliance and assistance services.
(4)	All other fees consisted of non-audit related procurement of an on-line accounting research tool offered by Ernst & Young LLP to its clients.

POLICY REGARDING PRE-APPROVAL OF SERVICES PROVIDED BY OUR INDEPENDENT ACCOUNTANTS

The Audit and Finance Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the Pre-Approval Policy) requiring the Audit and Finance Committee’s pre-approval of all audit and permissible non-audit services provided by the independent accountants. The Pre-Approval Policy sets forth principles that must be considered by the Audit and Finance Committee in approving services to ensure that the independent accountant’s independence is not impaired; describes the audit, audit-related, tax and other permissible non-audit services that may be provided and the non-audit services that are prohibited; and sets forth the pre-approval requirements for all permitted services.

The Pre-Approval Policy provides for the general pre-approval of specific types of audit, audit-related, tax and other permissible non-audit services and annual approval of a budget for such services. As set forth in the Pre-Approval Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Finance Committee. In addition, any proposed services exceeding pre-approved budgeted amounts will also require specific pre-approval by the Audit and Finance Committee. The independent accountant is required to report quarterly to the Audit and Finance Committee regarding the extent of services provided in accordance with their pre-approval and the fees for the services performed to date. The Pre-Approval Policy also delegates to the Audit and Finance Committee’s Chair the authority to pre-approve specific engagements or changes to engagements when it is not practical to bring the matter before the Audit and Finance Committee as a whole. The Audit and Finance Committee may not delegate its responsibilities to pre-approve services performed by the independent accountant to management or to others.

In 2020, the Audit and Finance Committee pre-approved all services performed by Ernst & Young LLP.

PROPOSAL 4

PROPOSAL 4 - RATIFICATION OF THE AUDIT AND FINANCE COMMITTEE’S SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee is directly responsible for the selection, compensation, retention, performance and evaluation of our independent registered public accounting firm. The Audit and Finance Committee assesses the selection of the independent registered public accounting firm each year. In addition, the Audit and Finance Committee considers the independence of the independent registered public accounting firm each year.

On March 26, 2020, following the completion of a competitive process to select our independent registered public accounting firm for the 2020 fiscal year, the Company engaged Ernst & Young LLP as auditors for the Company, effective as of such date, which resulted in the dismissal of PricewaterhouseCoopers LLP (PwC), the Company’s prior independent registered public accounting firm, effective as of March 24, 2020. The engagement of Ernst & Young LLP and the resulting dismissal of PwC were approved by the Audit and Finance Committee. After consideration of a number of factors, including the firm’s performance and an assessment of the firm’s qualifications and resources, the Audit and Finance Committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

The audit reports of PwC on the consolidated financial statements of the Company as of and for the years ended December 31, 2019 and December 31, 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle; however, the reports for both years contained a paragraph stating there was substantial doubt about the Company's ability to continue as a going concern.

During the Company's fiscal years ended December 31, 2019 and December 31, 2018 and through March 24, 2020, there were no: (i) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on the financial statements of the Company for such years, or (ii) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2019 and December 31, 2018 and through March 26, 2020, neither the Company nor anyone on the Company's behalf consulted Ernst & Young LLP regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

A representative of Ernst & Young LLP is expected to attend the Annual Meeting to respond to appropriate questions and, if he or she desires, make a statement.

As a matter of good corporate governance, the Audit and Finance Committee has determined to submit its selection of the independent registered public accounting firm to our shareholders for ratification. In the event that the selection of Ernst & Young LLP is not ratified, the Audit and Finance Committee will review its future selection of an independent registered public accounting firm. Even if the selection is ratified, the Audit and Finance Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

The ratification of the Audit and Finance Committee’s selection of Ernst & Young LLP requires the affirmative vote of a majority of the votes cast by holders entitled to vote thereon.

The Board of Directors recommends a vote FOR ratification of the Audit and Finance Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm.

By Order of the Board of Directors

Roger W. Byrd
General Counsel, Secretary and Senior Vice President
April 9, 2021

APPENDIX A

EASTMAN KODAK COMPANY
2013 OMNIBUS INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE MAY 20, 2020)

Article 1. Establishment & Purpose

1.1 Establishment. Eastman Kodak Company, a New Jersey corporation, hereby establishes the Eastman Kodak Company 2013 Omnibus Incentive Plan (hereinafter referred to as the “Plan”) as set forth in this document.

1.2 Purpose. The purpose of this Plan is to attract, retain and motivate officers, employees, and non-employee directors providing services to the Company, any of its Subsidiaries, or Affiliates and to promote the success of the Company’s business by providing Participants with appropriate incentives.

Article 2. Definitions

For purposes of the Plan, the following terms have the meanings set forth below:

2.1 “Affiliate” means any entity that the Company, either directly or indirectly, is in common control with, is controlled by or controls, or any entity in which the Company has a substantial equity interest, direct or indirect; provided, however, to the extent that Awards must cover “service recipient stock” in order to comply with Section 409A, “Affiliate” shall be limited to those entities which could qualify as an “eligible issuer” under Section 409A.

2.2 “Award” means any award that is granted under the Plan.

2.3 “Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under this Plan.

2.4 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such terms in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means (i) with respect to a Participant employed pursuant to a written employment agreement that includes a definition of “Cause”, “Cause” as defined in such agreement or (ii) with respect to any other Participant, the occurrence of any of the following:

(a)	the Participant’s continued failure, for a period of at least 30 calendar days following a written warning, to perform the Participant’s duties in a manner deemed satisfactory by the Participant’s supervisor, in the exercise of his or her sole discretion;

(b)	the Participant’s failure to follow a lawful written directive of the Chief Executive Officer, the Participant’s supervisor or the Board;

(c)	the Participant’s willful violation of any material rule, regulation, or policy that may be established from time to time for the conduct of the Company’s business;

(d)	the Participant’s unlawful possession, use or sale of narcotics or other controlled substances, or performing job duties while illegally used controlled substances are present in the Participant’s system;

(e)	any act or omission by the Participant in the scope of his or her employment (a) which results in the assessment of a civil or criminal penalty against the Participant or the Company, or (b) which in the reasonable judgment of the Participant’s supervisor could result in a material violation of any foreign or U.S. federal, state or local law or regulation having the force of law;

(f)	the Participant’s conviction of or plea of guilty or no contest to any crime involving moral turpitude;

(g)	any misrepresentation of a material fact by the Participant to, or concealment of a material fact from, the Participant’s supervisor or any other person in the Company to whom the Participant has a reporting relationship in any capacity; or

(h)	the Participant’s breach of the Company’s Business Conduct Guide or the Eastman Kodak Company Employee’s Agreement.

For purpose of this definition, no act or failure to act by the Participant shall be considered "willful" unless done or omitted to be done by the Participant in bad faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company, any of its Subsidiaries, or Affiliates. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company, any of its Subsidiaries, and Affiliates.

2.7 “Change of Control”, unless otherwise specified in the Award Agreement, means the occurrence of any of the following events:

(a)	any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of the Company’s securities representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (“Company Voting Securities”); provided, however, that the event described in this paragraph (a) shall not be deemed to be a Change of Control by virtue of an acquisition of Company Voting Securities: (i) by the Company or any Subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities or (iv) pursuant to a Non-Qualifying Transaction (as defined in paragraph (b) of this definition);

(b)	the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the

Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (iii) at least a majority of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) of this paragraph (b) shall be deemed to be a “Non-Qualifying Transaction”);

(c)	individuals who, on the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board within any 24 month period; provided that any person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the Company’s proxy statement in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(d)	the consummation of a sale of all or substantially all of the Company’s assets (other than to an Affiliate); or

(e)	approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding;

provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person (and in all cases results in beneficial ownership of more than 50% of the Company Voting Securities), a Change of Control shall then occur.

2.8 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.9 “Committee” means the Executive Compensation Committee of the Board (as constituted from time to time, and including any successor committee) or any other committee designated by the Board to administer this Plan. To the extent applicable, the Committee shall have at least two members, each of whom shall be (i) a Non-Employee Director and (ii) an “independent director” within the meaning of the listing requirements of the New York Stock Exchange.

2.10 “Company” means Eastman Kodak Company, a New Jersey corporation, and any successor thereto.

2.11 “Director” means a member of the Board who is not an Employee.

2.12 “Dividend Equivalent Right” means a dividend equivalent right under Article 10 of the Plan.

2.13 “Effective Date” means the date set forth in Section 16.19.

2.14 “Employee” means an officer or other employee of the Company, a Subsidiary or Affiliate, including a member of the Board who is an employee of the Company, a Subsidiary or Affiliate.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.16 “Fair Market Value” means, as of any date, the per-Share value determined as follows:

(a)	The closing price of a Share on a recognized U.S. national exchange or any established over-the-counter trading system on which dealings take place, or if no trades were made on any such day, the immediately preceding day on which trades were made; or
(b)	In the absence of an established market for the Shares of the type described in (a) above, the per Share value determined by the Committee in good faith and in accordance with applicable provisions of Section 409A.

2.17 “Good Reason” means (i) with respect to a Participant employed pursuant to a written employment agreement that includes a definition of “Good Reason”, “Good Reason” as defined in such agreement or (ii) with respect to any other Participant, in the absence of written consent of such Participant, the occurrence of any of the following:

(a)	a reduction, in the aggregate, of the Participant’s base salary and target annual cash bonus compensation (including variable and other incentives) or sales and commission opportunities, as applicable, as in effect immediately prior to a Change of Control (or as the same may be increased from time to time thereafter) by more than 10%; or
(b)	reassignment of the Participant’s primary work site to a new primary work site that increases his or her one-way commute to work by more than 35 miles, unless the Participant is in a position where periodic reassignment is standard practice.

Notwithstanding the foregoing, a termination for Good Reason shall not have occurred unless (i) the Participant gives written notice to the Company of termination of employment within 30 days after the Participant first becomes aware of the occurrence of the circumstances constituting Good Reason, specifying in detail the circumstances constituting Good Reason, and the Company has failed within 30 days after receipt of such notice to cure the circumstances constituting Good Reason, and (ii) the Participant’s “separation from service” (within the meaning of Section 409A) occurs no later than two years following the initial existence of the circumstances giving rise to Good Reason.

2.18 “Incentive Stock Option” means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.

2.19 “Non-Employee Director” means a person defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

2.20 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.21 “Other Stock-Based Award” means any right granted under Article 11 of the Plan.

2.22 “Option” means any stock option granted under Article 6 of the Plan.

2.23 “Option Price” means the purchase price per Share subject to an Option, as determined pursuant to Section 6.2 of the Plan.

2.24 “Participant” means any eligible person as set forth in Section 4.1 to whom an Award is granted.

2.25 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.26 “Restricted Stock Award” means any Award granted under Article 8 of the Plan.

2.27 “Restricted Stock Unit” means any restricted stock unit granted under Article 9 of the Plan.

2.28 “Restriction Period” means the period during which a Restricted Stock Award is subject to forfeiture.

2.29 “Section 409A” means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance relating thereto, in each case as they may be from time to time amended or interpreted through further administrative guidance.

2.30 “Service” means service as an Employee or Director.

2.31 “Share” means a share of common stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities resulting from the application of Article 14 hereof.

2.32 “Stock Appreciation Right” means any right granted under Article 7 of the Plan.

2.33 “Subsidiary” means any corporation, partnership, limited liability company or other legal entity of which the Company, directly or indirectly, owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests (as determined in a manner consistent with Section 409A).

Article 3. Administration

3.1 Authority of the Committee. The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and Award Agreements and full authority to select the Employees and Directors to whom Awards will be granted, and to determine the type and amount of Awards to be granted to each such Employee or Director, and the terms and conditions of Awards and Award Agreements. Without limiting the generality of the foregoing, the Committee may, in its sole discretion but subject to the limitations in Article 12 and Article 14, clarify, construe or resolve any ambiguity in any provision of the Plan or any Award Agreement, extend the term or period of exercisability of any Awards, or waive any terms or conditions applicable to any Award. Awards may, in the discretion of the Committee, be made under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Subsidiaries or Affiliates or a company acquired by the Company or with which the Company combines. The Committee shall have full and exclusive discretionary power to adopt rules, forms, instruments, and guidelines for administering the Plan as the Committee deems necessary or proper. All actions taken and all interpretations and determinations made by the Committee or by the Board (or any other committee or sub-committee thereof), as applicable, shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2 Delegation. The Committee may delegate to one or more of its members or one or more executive officers of the Company such duties or powers as it may deem advisable; provided that no delegation shall be permitted under the Plan that is prohibited by applicable law or applicable rules and regulations of the New York Stock Exchange; and provided further that no delegation shall permit an executive officer of the Company to grant, amend, cancel or suspend Awards granted to a Director or an executive officer of the Company. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

Article 4. Eligibility and Participation

4.1 Eligibility. Participants will consist of such Employees and Directors as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive Awards. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year.

4.2 Type of Awards. Awards under the Plan may be cash-based or stock-based. Stock-based Awards may be in the form of any of the following: (i) Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Restricted Stock Units, (v) Dividend Equivalent Rights, and (vi) Other Stock-Based Awards. Cash-based Awards may be in the form of cash awards (including, without limitation, retainers and meeting-based fees) that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company. Awards granted under the Plan shall be evidenced by Award Agreements (which need not be identical) that provide additional terms and conditions associated with such Awards, as determined by the Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreement, the provisions of the Plan shall prevail.

Article 5. Shares Subject to the Plan and Maximum Awards

5.1 General. Subject to adjustment as provided in Article 14 hereof, the maximum number of Shares available for grant to Participants pursuant to Awards under the Plan shall be equal to 8,000,000. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 2,000,000, subject to Article 14 hereof and the provisions of Sections 422 or 424 of the Code and any successor provisions. The Shares available for issuance under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Shares issued in connection with awards that are assumed, converted or substituted as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) (“Acquisition Awards”) will not count against the number of Shares that may be granted under the Plan.

5.2 Share Counting. The number of shares of Common Stock granted under the Plan per year will be determined as follows: (i) each Restricted Stock Award, Restricted Stock Unit and similar Award will count as one share of Common Stock and (ii) each Option, Stock Appreciation Right and similar Award will count as a fraction of a share of Common Stock, based on the financial value of each such Award relative to a share of Common Stock, as determined by the Committee promptly after the Effective Date.

5.3 Director Awards. Aggregate Awards to any one Director in respect of a calendar year may not exceed a number of Awards with a grant date fair value of $450,000 (computed as of the date of grant in accordance with applicable financial accounting rules).

5.4 Additional Shares. In the event that any outstanding Award expires, is forfeited, cancelled or otherwise terminated without the issuance of Shares or is otherwise settled for cash, the Shares subject to such Award (counted in accordance with Section 5.2 of the Plan), to the extent of any such forfeiture, cancellation, expiration, termination or settlement for cash, shall again be available for Awards. Additionally, any shares delivered to the Company or withheld by the Company in payment or satisfaction of the tax withholding obligation of an Award (other than an Option or Stock Appreciation Right) shall again be available for Awards. If the Committee authorizes the assumption under this Plan, in connection with the acquisition of another company (whether by way of merger, consolidation, acquisition of all or substantially all of the assets, acquisition of stock, or reorganization), of awards granted under a plan maintained by such company prior to the acquisition of such company, such assumption shall not reduce the maximum number of Shares available for issuance under this Plan.

Article 6. Stock Options

6.1 Grant of Options. The Committee is hereby authorized to grant Options to Participants. Each Option shall permit a Participant to purchase from the Company a stated number of Shares at an Option Price established by the Committee, subject to the terms and conditions described in this Article 6 and to such additional terms and conditions as established by the Committee, in its sole discretion, that are consistent with the provisions of the Plan. Options shall be designated as either Incentive Stock Options or Nonqualified Stock Options; provided that Options granted to Directors shall only be Nonqualified Stock Options. An Option granted as an Incentive Stock Option shall, to the extent it fails to qualify as an Incentive Stock Option, be treated as a Nonqualified Stock Option. Neither the Committee, the Company, any of its Subsidiaries or Affiliates, nor any of their employees and representatives shall be liable to any Participant or to any other Person if it is determined that an Option intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. Each Option shall be evidenced by an Award Agreement which shall state the number of Shares covered by such Option. Such agreements shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable.

6.2 Terms of Option Grant. The Option Price shall be determined by the Committee at the time of grant, but, except as otherwise permitted by Article 14 or in the case of an Acquisition Award, shall not be less than 100% of the Fair Market Value of a Share on the date of grant.

6.3 Option Term. The term of each Option shall be determined by the Committee at the time of grant and shall be stated in the Award Agreement, but in no event shall such term be greater than 10 years.

6.4 Method of Exercise. Except as otherwise provided in the Plan or in an Award Agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of this Article 6, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) of the following sentence (including the applicable tax withholding pursuant to Section 16.4 of the Plan). The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash or its equivalent (e.g., by cashier’s check), (ii) to the extent permitted by the Committee, in Shares previously owned by the Participant having a fair market value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and, to the extent permitted by the Committee, partly in such Shares (as described in (ii) above) or (iv) in consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan. The Committee may prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of the Plan.

6.5 Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) at the date of grant. The aggregate fair market value (generally determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company and of any “parent corporation” or “subsidiary corporation” shall not exceed $100,000, or the Option shall be treated as a Nonqualified Stock Option. For purposes of the preceding sentence, Incentive Stock Options will be taken into account generally in the order in which they are granted.

Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.

6.6 Performance Goals. The Committee may condition the grant of Options or the vesting of Options upon the Participant’s achievement of one or more performance goal(s) (including the Participant’s provision of Services for a designated time period), as specified in the Award Agreement. If the Participant fails to achieve the specified performance goal(s), the Committee shall not grant the Option to such Participant or the Option shall not vest, as applicable.

6.7 Individual Limitations. No Employee may be granted Options or Stock Appreciation Rights covering in excess of 2,500,000 Shares in any calendar year (with tandem Options and Stock Appreciation Rights being counted only once with respect to this limit), subject to adjustment as provided in Article 14 hereof.

Article 7. Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants, including a grant of Stock Appreciation Rights in tandem with any Option at the same time such Option is granted (a “Tandem SAR”). Stock Appreciation Rights shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the fair market value of a specified number of Shares on the date of exercise over (ii) the grant price of the right as specified by the Committee on the date of the grant. Such payment may be in the form of cash, Shares, other property or any combination thereof, as the Committee shall determine in its sole discretion.

7.2 Terms of Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price (which shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise permitted by Article 14 or in the case of an Acquisition Award), term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such other conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate. No Stock Appreciation Right shall have a term of more than 10 years from the date of grant.

7.3 Tandem Stock Appreciation Rights and Options. A Tandem SAR shall be exercisable only to the extent that the related Option is exercisable and shall expire no later than the expiration of the related Option. Upon the exercise of all or a portion of a Tandem SAR, a Participant shall be required to forfeit the right to purchase an equivalent portion of the related Option (and, when a Share is purchased under the related Option, the Participant shall be required to forfeit an equivalent portion of the Stock Appreciation Right).

7.4 Individual Limitations. No Employee may be granted Options or Stock Appreciation Rights covering in excess of 2,000,000 Shares in any calendar year (with tandem Options and Stock Appreciation Rights being counted only once with respect to this limit), subject to adjustment as provided in Article 14 hereof.

Article 8. Restricted Stock Award

8.1 Grant of Restricted Stock Award. The Committee is hereby authorized to grant a Restricted Stock Award consisting of a specified number of Shares to a Participant, which Shares are subject to forfeiture upon the occurrence of specified events. Each Restricted Stock Award shall be evidenced by an Award Agreement, which shall conform to the requirements of the Plan and may contain such other provisions, as the Committee shall deem advisable.

8.2 Terms of Restricted Stock Awards. Each Award Agreement evidencing a Restricted Stock Award grant shall specify the period(s) of restriction, the number of Shares underlying the Restricted Stock Award, the performance, employment or other conditions (including the termination of a Participant’s Service whether due to death, disability or other reason) under which the Restricted Stock Award may be forfeited to the Company and such other provisions, as the Committee shall deem advisable. At the end of the Restriction Period, the restrictions imposed hereunder and under the Award Agreement shall lapse with respect to the number of Shares underlying the Restricted Stock Award as determined by the Committee, and the legend shall be removed and such number of Shares delivered to the Participant (or, where appropriate, the Participant’s legal representative).

8.3 Voting and Dividend Rights. Unless otherwise provided in an Award Agreement, Participants shall have none of the rights of a shareholder of the Company with respect to the Shares underlying the Restricted Stock Award until the end of the Restricted Period; provided that Participants shall have the right to vote and receive dividends on the Shares underlying the Restricted Stock Award during the Restriction Period. Dividends shall be paid to Participants at the same time that other shareholders of common stock of the Company receive such dividends. Notwithstanding the foregoing, no dividends will be paid at a time when any performance-based goals that apply to a Restricted Stock Award have not been satisfied; until such goals are satisfied, all dividends paid upon the Shares underlying the Restricted Stock Award shall be retained by the Company for the account of the Participant and paid to the Participant (without interest) upon satisfaction of such goals and revert back to the Company if such goals are not satisfied.

8.4 Performance Goals. The Committee may condition the grant of a Restricted Stock Award or the expiration of the Restriction Period upon the Participant’s achievement of one or more performance goal(s) (including the Participant’s provision of Services for a designated time period), as specified in the Award Agreement. If the Participant fails to achieve the specified performance goal(s), the Committee shall not grant the Restricted Stock Award to such Participant or the Participant shall forfeit the Restricted Stock Award to the Company, as applicable.

8.5 Section 83(b) Election. A Participant may only make an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award with the prior written consent of the Company, which may be withheld in its sole discretion. In the event that a Participant makes such an election, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Restricted Stock Units

9.1 Grant of Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock Units to a Participant in such amounts and subject to such terms and conditions as the Committee may determine. Restricted Stock Units shall be evidenced by an Award Agreement, which shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

9.2 Terms of Restricted Stock Units. With respect to a Restricted Stock Unit, a Participant will have only the rights of a general unsecured creditor of the Company until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. The terms and conditions set forth by the Committee in the applicable Award Agreement may relate to vesting and nontransferability restrictions that will lapse upon the completion of a specified period of Service, the occurrence of an event and/or the attainment of performance objectives, as determined by the Committee at the time of grant. On the delivery date specified in the Award Agreement, with respect to each Restricted Stock Unit not previously forfeited or terminated, the Participant will receive one Share, cash or other securities or property equal in value to a Share or a combination thereof, as specified by the Committee.

Article 10. Dividend Equivalent Rights

10.1 Grant of Dividend Equivalent Rights. The Committee, in its sole discretion, may include in the Award Agreement with respect to any Award, other than Options and Stock Appreciation Rights, a dividend equivalent right entitling the Participant to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such Shares had been delivered pursuant to such Award.

10.2 Terms of Dividend Equivalent Rights. With respect to a dividend equivalent right, a Participant will have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the exercise of the Award to which they relate, the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate. Notwithstanding anything to the contrary, no dividends or dividend equivalents will be paid at a time when any performance-based goals that apply to the dividend equivalent right or Award that is granted in connection with a dividend or dividend equivalent right have not been satisfied and will revert back to the Company if such goals are not satisfied.

Article 11. Other Stock-Based Awards

The Committee, in its sole discretion, may grant Awards of Shares and Awards that are valued, in whole or in part, by reference to, or are otherwise based on the fair market value of, Shares (the “Other Stock-Based Awards”), including without limitation, phantom awards. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, if any, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of Service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards, whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and all other terms and conditions of such Awards.

Article 12. [Intentionally Omitted]

Article 13. Section 409A

13.1 The Board and the Committee shall have full authority to give effect to any statement in an Award Agreement to the effect that an Award is intended to be “deferred compensation” subject to Section 409A, to be exempt from Section 409A or to have other intended treatment under Section 409A and/or other provision of the Code. To the extent necessary to give effect to this authority, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to the subject matter of this paragraph, the Plan shall govern.

13.2 Without limiting the generality of Section 13.1, with respect to any Award made under the Plan that is intended to be “deferred compensation” subject to Section 409A: (i) references to termination of the Participant’s employment will mean the Participant’s separation from service with the Company within the meaning of Section 409A; (ii) any payment to be made with respect to such Award in connection with the Participant’s separation from service with the Company within the meaning of Section 409A that would be subject to the limitations in Section 409A(a)(2)(b) of the Code shall be delayed until six months after the Participant’s separation from service (or earlier death) in accordance with the requirements of Section 409A; (iii) to the extent necessary to comply with Section 409A, any cash, other securities, other Awards or other property that the Company may deliver in lieu of Shares in respect of an Award shall not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the Shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A); (iv) if the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the regulations promulgated under the Code), the Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment; (v) if the Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the regulations promulgated under the Code), the Participant’s right to the dividend equivalents shall be treated separately from the right to other amounts under the Award; and (vi) unless the Committee determines otherwise, for purposes of determining whether the Participant has experienced a separation from service with the Company within the meaning of Section 409A, “subsidiary” shall mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with the Company, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the regulations promulgated under the Code; provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the regulations promulgated under the Code.

Article 14. Adjustments

14.1 Adjustments in Authorized Shares. In the event of any corporate event or transaction involving the Company, a Subsidiary and/or an Affiliate (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, amalgamation, or other like change in capital structure (other than regular cash dividends to shareholders of the Company), or any similar corporate event or transaction, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust (in each case in such manner as it deems equitable or appropriate) the number and kind of Shares or other property (including cash) that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares or other property (including cash) subject to outstanding Awards, the Option Price, grant price or purchase price applicable to outstanding Awards, any individual Award limits, and/or other value determinations applicable to the Plan or outstanding Awards.

14.2 Change of Control. Upon the occurrence of a Change of Control after the Effective Date, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges or unless the Committee shall determine otherwise in the Award Agreement, the Committee shall make one or more of the following adjustments to the terms and conditions of outstanding Awards to the extent determined by the Committee to be permitted under Section 409A: (i) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for such outstanding Awards; (iii) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (iv) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; (v) cancellation of all or any portion of outstanding Awards for fair value (as determined in the sole discretion of the Committee and which may be zero) which, in the case of Options and Stock Appreciation Rights or similar Awards, if the Committee so determines, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no such consideration is paid, fair market value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate Option Price or grant price, as applicable, with respect to such Awards or portion thereof being canceled (which may be zero) and (vi) such other adjustment as determined appropriate by the Committee. The Company shall have no liability to any Participant or otherwise if the Plan or any Award, vesting, exercise or payment of any Award hereunder is subject to the additional tax and penalties under Section 409A or any other Code section.

Article 15. Duration, Amendment

15.1 Duration of the Plan. Unless sooner terminated as provided in Section 15.2, the Plan shall terminate on the 10th anniversary of the Effective Date; provided that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

15.2 Amendment. The Committee may from time to time amend, alter, suspend, discontinue, or terminate the Plan or an Award in any respect whatsoever, including in any manner that adversely affects the rights, duties or obligations of any Participant; provided that, subject to Section 14.1 or as otherwise specifically provided in the Plan, no amendment shall materially adversely impair the rights of a Participant under any Award without such Participant’s consent.

Unless otherwise determined by the Committee, shareholder approval of any amendment, alteration, suspension or discontinuance will be obtained only to the extent necessary to comply with any applicable laws; provided that shareholder approval will be required for any amendment to the Plan that, in each case as reasonably determined by the Committee: (i) increases the number of Shares available under the Plan (other than an increase permitted under Article 5 absent shareholder approval); (ii) expands the types of Awards available under the Plan; (iii) materially extends the term of the Plan; (iv) materially changes the method of determining the Option Price or grant price per Share for Stock Appreciation Rights; or (v) except as permitted pursuant to Article 14, reduces the Option Price or grant price per Share, as applicable, of any outstanding Options or Stock

Appreciation Rights, including through amendment, cancellation in exchange for the grant of a substitute Award (in each case that has the effect of reducing the Option Price or grant price per Share, as applicable) or repurchase for cash or other consideration.

Article 16. General Provisions

16.1 No Right to Service. The granting of an Award under the Plan shall impose no obligation on the Company, any Subsidiary or any Affiliate to continue the Service of a Participant and shall not lessen or affect any right that the Company, any Subsidiary or any Affiliate may have to terminate the Service of such Participant. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

16.2 Foreign Jurisdictions. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, without amending the Plan, establish special rules applicable to Awards to Participants who are foreign nationals, are employed outside of the United States or both and grant Awards (or amend existing Awards) in accordance with those rules.

16.3 Settlement of Awards; Fractional Shares. Each Award Agreement shall establish the form in which the Award shall be settled. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be rounded, forfeited or otherwise eliminated.

16.4 Tax Withholding. The Company shall have the power and the right to deduct or withhold (or cause to be deducted or withheld) from any amount deliverable under the Award or otherwise (including Shares otherwise deliverable), or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to required withholding, Participants may elect (subject to the Company’s automatic withholding right set out above) to satisfy the withholding requirement, in whole or in part, (i) by having the Company withhold Shares or (ii) through an independent broker-dealer arrangement to sell a sufficient number of Shares, in each case, having a fair market value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.

16.5 No Guarantees Regarding Tax Treatment. Participants (or their beneficiaries) shall be responsible for all taxes with respect to any Awards under the Plan. The Committee and the Company make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan. Neither the Committee nor the Company has any obligation to take any action to prevent the assessment of any tax on any Person with respect to any Award under Section 409A or otherwise and none of the Company, any of its Subsidiaries or Affiliates, or any of their employees or representatives shall have any liability to a Participant with respect thereto.

16.6 Non-Transferability of Awards. Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant except in the event of his death (subject to the applicable laws of descent and distribution) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. No transfer shall be permitted for value or consideration. An Award exercisable after the death of a Participant may be exercised by the heirs, legatees, personal representatives or distributees of the Participant. Any permitted transfer of the Awards to heirs, legatees, personal representatives or distributees of the Participant shall not be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the applicable Award Agreement and this Plan.

16.7 Conditions and Restrictions on Shares. The Committee may impose such other conditions or restrictions on any Shares received in connection with an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received for a specified period of time or a requirement that a Participant represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.

16.8 Clawback/Recoupment. Awards under the Plan shall be subject to the clawback or recoupment policy, if any, that the Company may adopt from time to time, whether before or after the grant of such Awards, to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed or paid to the Participant.

16.9 Other Payments or Awards. Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect. In addition, Section 5.1 (as adjusted by Article 14) sets forth the only limit on the aggregate amount of securities that may be delivered pursuant to this Plan.

16.10 Compliance with Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, or any stock exchanges on which the Shares are admitted to trading or listed, as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable national, state or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

The restrictions contained in this Section 16.10 shall be in addition to any conditions or restrictions that the Committee may impose pursuant to Section 16.7. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company, its Subsidiaries and Affiliates, and all of their employees and representatives of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.11 Rights as a Shareholder. Except as otherwise provided herein or in the applicable Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

16.12 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

16.13 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Subsidiaries or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other Person. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts.

16.14 No Constraint on Corporate Action. Nothing in the Plan shall be construed to (i) limit, impair, or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) limit the right or power of the Company to take any action which such entity deems to be necessary or appropriate.

16.15 Liability. No member of the Board or the Committee or any employee of the Company, a Subsidiary or Affiliate (each such person an “Indemnified Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Indemnified Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnified Person in connection with or resulting from any action, suit or proceeding to which such Indemnified Person may be a party or in which such Indemnified Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Indemnified Person, with the Company’s prior approval, in settlement thereof, or paid by such Indemnified Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnified Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel chosen by the Company. The foregoing right of indemnification shall not be available to an Indemnified Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Indemnified Person giving rise to the indemnification claim resulted from such Indemnified Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Indemnified Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

16.16 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

16.17 Governing Law. THE PLAN WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

16.18 Data Protection. By participating in the Plan, the Participant consents to the collection, processing, transmission and storage by the Company in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of introducing and administering the Plan. The Company may share such information with any Subsidiary or Affiliate, the trustee of any employee benefit trust, its registrars, trustees, brokers, other third-party administrator or any Person who obtains control of the Company or acquires the Company, undertaking or part-undertaking which employs the Participant, wherever situated.

16.19 Effective Date. The Plan originally became effective as of September 3, 2013; was amended to increase the maximum number of Shares available for grant to Participants pursuant to Awards under the Plan effective May 22, 2018; was amended to increase the limit on the number of Options or Stock Appreciation Rights that may be granted to an Employee in any calendar year under the Plan effective February 20, 2019; and was amended and restated to increase the maximum number of Shares available for grant to Participants pursuant to Awards under the Plan and to make certain other changes effective May 20, 2020 (the “Effective Date”).

***

APPENDIX B

FIRST AMENDMENT

TO THE

EASTMAN KODAK COMPANY

2013 OMNIBUS INCENTIVE PLAN

(As Amended and Restated Effective May 20, 2020)

The Eastman Kodak Company 2013 Omnibus Incentive Plan, as amended and restated effective May 20, 2020 (the “Plan”), is hereby amended as follows, effective May 19, 2021:

1.	Section 2.9 of the Plan is hereby amended and restated in its entirety to provide as follows:

“2.9 “Committee” means the Compensation, Nominating and Governance Committee of the Board (as constituted from time to time, and including any successor committee) or any other committee designated by the Board to administer this Plan. To the extent applicable, the Committee shall have at least two members, each of whom shall be (i) a Non-Employee Director and (ii) an “independent director” within the meaning of the listing requirements of the New York Stock Exchange.”

2.	Section 5.1 of the Plan is hereby amended to increase the maximum number of Shares available for grant to Participants pursuant to Awards under the Plan from 8,000,000 Shares to 13,000,000 Shares.

3.	Section 5.2 of the Plan is hereby amended and restated in its entirety to provide as follows:

“5.2 Share Counting. The number of shares of Common Stock granted under the Plan per year will be determined as follows:

(a) for Awards granted on or prior to May 19, 2021, (i) each Restricted Stock Award, Restricted Stock Unit and similar Award will count as one share of Common Stock and (ii) each Option, Stock Appreciation Right and similar Award will count as a fraction of a share of Common Stock, based on the financial value of each such Award relative to a share

B-1

of Common Stock, as determined by the Committee promptly after the Effective Date; and

(b) for Awards granted after May 19, 2021, each Restricted Stock Award, Restricted Stock Unit, Option, Stock Appreciation Right and other Award will count as one share of Common Stock.”

4.	Section 16.19 of the Plan is hereby amended and restated in its entirety to provide as follows:

“16.19 Effective Date. The Plan originally became effective as of September 3, 2013; was amended to increase the maximum number of Shares available for grant to Participants pursuant to Awards under the Plan effective May 22, 2018; was amended to increase the limit on the number of Options or Stock Appreciation Rights that may be granted to an Employee in any calendar year under the Plan effective February 20, 2019; and was amended and restated to increase the maximum number of Shares available for grant to Participants pursuant to Awards under the Plan and to make certain other changes effective May 20, 2020; and was amended to increase the maximum number of Shares available for grant to Participants pursuant to Awards under the Plan and to change the method of counting Shares granted under the Plan effective May 19, 2021 (the “Effective Date”).”

*****

B-2

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.

Online
Go to www.envisionreports.com/KODK or scan the QR code — login details are located in the shaded bar below.

Phone
●	Within the USA, US territories & Canada, call toll free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call.
●	Outside the USA, US territories & Canada, call collect 1-781-575-2300 on a touch tone telephone.
●	Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card
▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.
1.	Election of Directors:
		For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
	01 - James V. Continenza				02 - B. Thomas Golisano				03 - Philippe D. Katz
	04 - Kathleen B. Lynch				05 - Jason New				06 - Darren L. Richman
07 - Michael E. Sileck, Jr.

		For	Against	Abstain			For	Against	Abstain
2.	Advisory vote to approve the compensation of our named executive officers.				4.	Ratification of the Audit and Finance Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm.

3.	Approval of the First Amendment to the Amended and Restated 2013 Omnibus Incentive Plan.

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Eastman Kodak Company 2021 Annual Meeting of Shareholders
Wednesday, May 19, 2021 at 1:00 p.m. Eastern Time, virtually via the Internet at www.meetingcenter.io/219690489.
To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.
The password for the virtual meeting is KODK2021.

NOTICE OF THE 2021 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (Annual Meeting) of Eastman Kodak Company will be held on Wednesday, May 19, 2021 at 1:00 p.m. Eastern Time. The Annual Meeting will be conducted as a virtual meeting of shareholders by means of a live webcast that can be accessed at www.meetingcenter.io/219690489. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is KODK2021.

Due to the ongoing impact of the COVID-19 pandemic, we plan to hold the Annual Meeting by means of remote communications only. As of the date of this mailing, a state disaster emergency has been declared relating to the COVID-19 pandemic in the State of New Jersey, and the requirement under New Jersey law that annual meetings be held at a physical location has been temporarily suspended. The declaration of a state disaster emergency and the related suspension of physical meetings are renewed on a monthly basis. In the event that the state disaster emergency and suspension are lifted prior to the date fixed for the Annual Meeting and it is no longer legally permissible for us to hold a completely virtual annual meeting under New Jersey law, we will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding a hybrid or solely in-person meeting. We will announce any alternative arrangements for the Annual Meeting by press release and posting on our website, www.kodak.com, as well as by filing additional proxy materials with the Securities and Exchange Commission. If the Annual Meeting is held in person or as a hybrid meeting, you may use this document, along with proper form of identification, to physically attend the Annual Meeting. This document will admit only the named shareholder(s).

We are asking our shareholders to vote on the following proposals at the Annual Meeting:

1. Election of the seven director nominees named in the Proxy Statement for a term of one year or until their successors are duly elected and qualified.

2. Advisory vote to approve the compensation of our named executive officers.

3. Approval of the First Amendment to the Amended and Restated 2013 Omnibus Incentive Plan.

4. Ratification of the Audit and Finance Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm.

5. Such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

If you held your shares at the close of business on March 29, 2021, you are entitled to vote at the Annual Meeting.

We follow the Securities and Exchange Commission’s “e-proxy” rules that allow public companies to furnish proxy materials to their shareholders over the internet. These rules allow us to provide you with the information you need, while lowering the cost of delivery.

If you have any questions about the Annual Meeting, please contact: Shareholder Services, Eastman Kodak Company, 343 State Street, Rochester, NY 14650-0235, (585) 724-4053, e-mail: shareholderservices@kodak.com.

By Order of the Board of Directors

Roger W. Byrd
General Counsel, Secretary and Senior Vice President
Eastman Kodak Company
April 9, 2021
▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - Eastman Kodak Company

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareowner(s) whose signature(s) appear(s) on the reverse side of this Proxy hereby appoint(s) James V. Continenza and Roger W. Byrd, or either of them, each with full power of substitution, as proxies, to vote all stock in Eastman Kodak Company that the shareowner(s) would be entitled to vote on all matters that may properly come before the 2021 Annual Meeting of Shareholders and any adjournments or postponements thereof. The proxies shall vote subject to the directions indicated on the reverse side of this Proxy, and the proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

This Proxy will be voted as directed. If no direction to the contrary is indicated, it will be voted as follows:
1. FOR the election of the seven director nominees named in the Proxy Statement for a term of one year or until their successors are duly elected and qualified.
2. FOR the advisory vote to approve the compensation of our named executive officers.
3. FOR the approval of the First Amendment to the Amended and Restated 2013 Omnibus Incentive Plan.
4. FOR the ratification of the Audit and Finance Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm.

C	Non-Voting Items
Change of Address — Please print new address below.